    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 18, 1996

                                                             FILE NOS. 33-
                                                                        811-5845
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-2

        REGISTRATION STATEMENT UNDER
           THE SECURITIES ACT OF 1933                             /X/

           Pre-Effective Amendment No.                            / /

           Post-Effective Amendment No.                           / /
                                     and
        REGISTRATION STATEMENT UNDER
           THE INVESTMENT COMPANY ACT OF 1940                     /X/

           Amendment No. 20                                       /X/

                          VAN KAMPEN AMERICAN CAPITAL
                            PRIME RATE INCOME TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

              One Parkview Plaza, Oakbrook Terrace, Illinois 60181 (Address of Principal Executive Offices) (Zip Code)

                                 (630) 684-6000
              (Registrant's Telephone Number, including Area Code)

                              Dennis J. McDonnell
         President, Van Kampen American Capital Prime Rate Income Trust
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                    (Name and Address of Agent for Service)

                                   Copies to:

            Wayne W. Whalen, Esq.                         Ronald A. Nyberg, Esq.
             Thomas A. Hale, Esq.                       Executive Vice President,
     Skadden, Arps, Slate, Meagher & Flom              General Counsel and Director
             333 W. Wacker Drive                       Van Kampen American Capital
           Chicago, Illinois 60606                      Investment Advisory Corp.
                (312) 407-0700                              One Parkview Plaza
                                                     Oakbrook Terrace, Illinois 60181

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/
                               ------------------

                   CALCULATION OF REGISTRATION FEE UNDER THE
                             SECURITIES ACT OF 1933

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                                                      PROPOSED*      PROPOSED*
                                       AMOUNT OF       MAXIMUM        MAXIMUM        AMOUNT OF
        TITLE OF SECURITIES          SHARES BEING  OFFERING PRICE    AGGREGATE      REGISTRATION
          BEING REGISTERED            REGISTERED      PER UNIT     OFFERING PRICE       FEE*
--------------------------------------------------------------------------------------------------
Common Shares of Beneficial
Interest............................   225,000,000     $10.01      $2,252,250,000     $682,500
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

* Estimated solely for the purpose of calculating the registration fee.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 404(C)

                   ITEM NUMBER, FORM N-2                             CAPTION IN PROSPECTUS
------------------------------------------------------------   ---------------------------------
Part A
 1.  Outside Front Cover....................................   Cover Page
 2.  Inside Front and Outside Back Cover Page...............   Cover Page; Outside Back Cover
 3.  Fee Table and Synopsis.................................   Fund Expenses; Prospectus Summary
 4.  Financial Highlights...................................   Financial Highlights
 5.  Plan of Distribution...................................   Use of Proceeds; Purchasing
                                                               Shares of the Fund; Management of
                                                               the Fund
 6.  Selling Shareholders...................................   Not Applicable
 7.  Use of Proceeds........................................   Use of Proceeds; Investment
                                                               Objective and Policies and
                                                               Special Risk Factors
 8.  General Description of the Registrant..................   The Fund; Investment Objective
                                                               and Policies and Special Risk
                                                               Factors; Investment Practices and
                                                               Special Risks; Description of
                                                               Common Shares
 9.  Management.............................................   Management of the Fund;
                                                               Custodian, Dividend Disbursing
                                                               and Transfer Agent
10.  Capital Stock, Long-Term Debt and Other Securities.....   The Fund; Taxation;
                                                               Distributions; Dividend
                                                               Reinvestment Plan; Repurchase of
                                                               Shares; Description of Common
                                                               Shares; Communications with
                                                               Shareholders
11.  Defaults and Arrears on Senior Securities..............   Not Applicable
12.  Legal Proceedings......................................   Not Applicable
13.  Table of Contents of the Statement of Additional          Table of Contents of the
     Information............................................   Statement of Additional
                                                               Information

                                                                        CAPTION IN SAI
                                                               ---------------------------------
Part B
14.  Cover Page.............................................   Cover Page
15.  Table of Contents......................................   Cover Page
16.  General Information and History........................   Not Applicable
17.  Investment Objective and Policies......................   Investment Objective and Policies
                                                               and Special Risk Consideration;
                                                               Investment Restrictions;
                                                               Portfolio Transactions
18.  Management.............................................   Officers and Trustees
19.  Control Persons and Principal Holders of Securities....   Officers and Trustees
20.  Investment Advisory and Other Services.................   Officers and Trustees; Management
                                                               of the Fund
21.  Brokerage Allocation and Other Practices...............   Portfolio Transactions
22.  Tax Status.............................................   Taxation
23.  Financial Statements...................................   Independent Accountants' Report;
                                                               Financial Statements for the Year
                                                               Ended July 31, 1996; Notes to
                                                               Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   SUBJECT TO COMPLETION -- OCTOBER 18, 1996
-------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                            PRIME RATE INCOME TRUST
-------------------------------------------------------------------------------

    Van Kampen American Capital Prime Rate Income Trust (the "Fund") is a non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to United States corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). An investment in the Fund may not be appropriate for all investors and there is no assurance that the Fund will achieve its investment objective. SEE "INVESTMENT OBJECTIVE AND POLICIES AND SPECIAL RISK CONSIDERATIONS."
    The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its outstanding common shares of beneficial interest ("Common Shares") at the then current net asset value of the Common Shares. An early withdrawal charge payable to Van Kampen American Capital Distributors, Inc. ("VKAC") will be imposed on most Common Shares held for less than five years that are accepted for repurchase pursuant to a tender offer by the Fund. The Fund does not intend to list the Common Shares on any national securities exchange and none of the Fund, the Adviser or VKAC intends to make a secondary market in the Common Shares at any time. Accordingly, Common Shares of the Fund have no history of public trading, and there is not expected to be any secondary trading market in the Common Shares. An investment in the Common Shares should be considered illiquid.
                               ------------------      (Continued on next page.)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATOR NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

    COMMON SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. COMMON SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Common Shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional
Information dated November     , 1996 has been filed with the Securities and
Exchange Commission and can be obtained without charge by calling 1-800-421-5666 or, for Telecommunications Device for the Deaf, 1-800-772-8889. A table of contents to the Statement of Additional Information is located at page [50] of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet Web Site (http://www.sec.gov).
                               ------------------

                          VAN KAMPEN AMERICAN CAPITAL
                               ------------------

                  THIS PROSPECTUS IS DATED NOVEMBER   , 1996.

(Continued from previous page.)

    The Fund completed an initial public offering of its Common Shares in October, 1989. Since November 13, 1989 the Fund has engaged in a continuous offering of its Common Shares through VKAC, as principal underwriter, and through selected broker-dealers and financial services firms, at a price per Common Share equal to net asset value. There is no initial sales charge or underwriting discount on purchases of Common Shares. VKAC will compensate from its own assets the broker-dealers and financial services firms participating in the continuous offering. The minimum initial investment is $1,000. The minimum initial investment for tax sheltered retirement plans is $250. See "Purchasing Shares of the Fund." The Fund has registered 225,000,000 Common Shares for sale under the Registration Statement to which this Prospectus relates. The Fund expects to incur approximately $830,000 in expenses in connection with the offering of such Common Shares. A portion of such expenses will be charged as operating expenses during the current period and the remainder will be amortized over a period of not more than twelve months.

    Senior Loans in which the Fund may invest generally will pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major United States bank, the London Inter-Bank Offered Rate, the Certificate of Deposit rate or other base lending rates used by commercial lenders. The Fund will seek to achieve over time an effective yield that approximates the average published Prime Rate of major United States banks. Senior Loans generally will hold the most senior position in the capital structure of the Borrowers and generally will be secured with specific collateral, which may include guarantees. The terms of Senior Loans typically will include various restrictive covenants which are designed to limit certain activities of the Borrowers. It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests will be used primarily to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. SEE "INVESTMENT OBJECTIVE AND POLICIES AND SPECIAL RISK CONSIDERATIONS."
                               ------------------

                            FOR TEXAS INVESTORS ONLY

    There is no limit on the percentage of the Fund's assets which may be invested in interests in Senior Loans which are not readily marketable or subject to restrictions on resale. The value of interests in Senior Loans will be determined by the Adviser following guidelines established by the Fund's Board of Trustees. Interests in Senior Loans will be valued by the Adviser on behalf of the Fund on the basis of market quotations and transactions in instruments with comparable credit quality, interest rate, interest rate redetermination period and maturity (such as commercial paper, negotiable certificates of deposit, treasury bills and short-term variable rate securities) and the relationship between such instruments and the Senior Loan interests in the Fund's portfolio. In determining such relationship the Adviser will consider, among other factors, (i) the credit worthiness of the Borrower and
(ii) the current interest rate, the period until next interest rate redetermination and maturity of the Senior Loans.

    The investment advisory and administrative services fees will be determined on the basis of the average weekly managed assets of the Fund. The price of offers for tender of Common Shares made by the Fund will be based upon the then current net asset value of the Common Shares.

    The minimum initial investment in the Fund required for Texas investors is $5,000.
                               ------------------

             FOR ARIZONA, NEW JERSEY AND WASHINGTON INVESTORS ONLY

                       THESE SECURITIES ARE SPECULATIVE.

                 See "Investment Practices and Special Risks."
                               ------------------

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                  PAGE
                                                                  ----
Fund Expenses..................................................     4
Prospectus Summary.............................................     5
Financial Highlights...........................................    14
The Fund.......................................................    16
Use of Proceeds................................................    17
Investment Objective and Policies and Special Risk Factors.....    17
  Certain Characteristics of Senior Loan Interests.............    17
  Special Risk Considerations..................................    25
Investment Practices and Special Risks.........................    28
Taxation.......................................................    33
Management of the Fund.........................................    34
Distributions..................................................    36
Dividend Reinvestment Plan.....................................    37
Repurchase of Shares...........................................    38
Description of Common Shares...................................    43
Purchasing Shares of the Fund..................................    45
Communications with Shareholders...............................    48
Custodian, Dividend Disbursing and Transfer Agent..............    49
Legal Opinions.................................................    49
Experts........................................................    50
Additional Information.........................................    50
Table of Contents for Statement of Additional Information......    50

  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE FUND'S ADVISER OR VKAC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, IN ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

------------------------------------------------------------------------------
FUND EXPENSES
------------------------------------------------------------------------------

  The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price)...........     None
  Dividend Reinvestment Plan Fees..........................     None
  Early Withdrawal Charge..................................  0.00-3.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)
  Investment Advisory and Administration Fees(1)...........    1.20%
  Interest Payments on Borrowed Funds......................    0.00%
  Other Expenses...........................................    0.26%
                                                             ----------
      Total Annual Operating Expenses......................    1.46%

----------------
(1) See "Management of the Fund" for additional information.

EXAMPLE

  An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

                                   ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                   --------   -----------   ----------   ---------
Assuming no tender of Common
  Shares.........................    $ 15         $46          $ 80        $ 175
Assuming tender and repurchase of
Common Shares on last day of
period and imposition of maximum
applicable early withdrawal
charge...........................    $ 45         $66          $ 90        $ 175

  This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown except, as to the Three, Five and Ten Year periods, for the completion of organization expense amortization. The above tables and the assumptions in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the SEC; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information.

THE FUND. Van Kampen American Capital Prime Rate Income Trust (the "Fund") is a non-diversified, closed-end management investment company, organized as a Massachusetts business trust on July 14, 1989. The Fund completed an initial public offering of its common shares of beneficial interest ("Common Shares") in October, 1989. Since November 13, 1989 the Fund has engaged in a continuous offering of its Common Shares through Van Kampen American Capital Distributors, Inc. ("VKAC") (an indirect affiliate of the Fund), as principal underwriter. As of October 7, 1996, the Fund had 516,807,386 Common Shares outstanding and had net assets of $5,171,417,518. See "The Fund."

CONTINUOUS OFFERING. The Fund is continuously offering Common Shares through VKAC, as principal underwriter, and through selected broker-dealers and financial services firms, at a public offering price per Common Share equal to net asset value. There is no initial sales charge or underwriting discount on purchases of Common Shares. VKAC will compensate from its own assets the broker-dealers and financial services firms participating in the continuous offering. The minimum initial investment is $1,000 and minimum subsequent investment is $100. The minimum initial investment for tax sheltered retirement plans is $250. The Fund does not intend to list the Common Shares on any national securities exchange. The Fund may from time to time make tender offers for all or a portion of its Common Shares. An early withdrawal charge payable to VKAC will be imposed on most Common Shares accepted for tender that have been held for less than five years. See "Purchasing Shares of the Fund" and "Repurchase of Shares."

INVESTMENT OBJECTIVE AND POLICIES. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to United States corporations, partnerships and other entities ("Borrowers"). Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Fund's net asset value as a result of changes in interest rates. Senior Loans in which the Fund will purchase interests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate or other base lending rates used by commercial lenders. The Fund seeks to achieve over time an effective yield that approximates the average published Prime Rate of major United States banks. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. As discussed below in this Prospectus Summary under "Tender Offers," an investment in the Common Shares should be considered illiquid.

  Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent will be primarily responsible for negotiating the loan agreement ("Loan Agreement") that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the several Lenders. The Fund will invest in participations ("Participations") in Senior Loans, will purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"). The Fund will purchase an Assignment or act as Original Lender with respect to a syndicated Senior Loan, initially, only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's") or determined by the Adviser to be of comparable quality. In addition, the Fund will purchase a Participation only when the Lender selling such Participation, and any other person interpositioned between such Lender and the Fund at the time of investment have outstanding debt obligations rated investment grade or determined by the Adviser to be of comparable quality. Further, the Fund will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. With respect to any given Senior Loan, the rights of the Fund when it acquires a Participation may be different from, and more limited than, the rights of Original Lenders or of persons who acquire an Assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the Participations are obtained. The Fund may pay a fee or forgo a portion of interest payments to the Lender selling a Participation or Assignment pursuant to the terms of such Participation or Assignment.

  It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. Senior Loans generally are secured by specific collateral, which may include guarantees. The Fund may invest up to 5% of its total assets in interests in Senior Loans which are not secured by any specific collateral in connection with its investments in collateralized Senior Loans. The Fund may also acquire warrants, equity securities and, in limited circumstances, junior debt securities in connection with its investments in Senior Loans, as discussed below. Such equity securities will not be treated by the Fund as Senior Loans. Investment in Senior Loans which are not secured by specific collateral and in warrants, equity securities and junior debt securities entails certain risks in addition to those associated with investment in collateralized Senior Loans. Loan Agreements may provide for various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the interests of the Lenders. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes.

  Pursuant to the relevant Loan Agreement, the Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating a sufficient amount of cash and liquid securities as a reserve against such commitments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

  In normal market conditions, at least 80% of the Fund's total assets will be invested in Senior Loans. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and seven years, inclusive, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. Because most Senior Loans in the Fund's portfolio will be subject to mandatory or optional prepayment and as there may be significant economic incentives for a Borrower to prepay its Senior Loans, prepayment of Senior Loans in the Fund's portfolio may occur. Accordingly, the actual remaining maturity of the Fund's portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's portfolio. However, because most Senior Loans in which the Fund may invest redetermine interest rates at least semi-annually, the Fund and the Adviser believe that the possibility of prepayment does not entail a significant yield risk to holders of Common Shares.

  During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund's investments in Senior Loans. Such high quality, short-term debt securities may include commercial paper rated at least in the top two rating categories of either S&P or Moody's or unrated commercial paper considered by the Adviser to be of comparable quality, interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories or having no such rating but determined by the Adviser to be of comparable quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Such high quality, short-term debt securities may pay interest at rates that are periodically redetermined, or may pay interest at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, invest up to 100% of its assets in cash and such high quality, short-term securities. The Fund may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities, subject to certain restrictions. For further discussion of the Fund's investment objective and policies and its investment practices and the associated considerations, see "Investment Objective and Policies and Special Risk Considerations" and "Investment Practices and Special Risks."

  Senior Loans historically have not been rated by nationally recognized statistical rating organizations. Because of the collateralized nature of most Senior Loans in the Fund's portfolio, the Fund and the Adviser believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Adviser may consider such ratings in determining whether to invest in a particular Senior Loan, the Adviser is not required to consider such ratings and such ratings will not be the determinative factor in the Adviser's analysis. The Fund may invest in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Debt securities rated below investment grade, or unrated but of comparable quality, commonly are referred to as "junk bonds." The Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates certain of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, adequate collateral coverage of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on analyses performed by Lenders other than the Fund.

  When the Fund purchases a Participation, the Fund typically enters into a contractual relationship with the Lender selling such Participation, but not with the Borrower. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Fund will only acquire Participations if the Lender selling the Participation, and any other person interpositioned between the Fund and such Lender (i) at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement providing for the holding of assets in safekeeping for the Fund. The Fund ordinarily will purchase a Participation only if, at the time of such purchase, the Fund believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan. The Fund believes that such policies significantly reduce the credit risk that it assumes with respect to such Lender or interpositioned person.

INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), a wholly-owned subsidiary of Van Kampen American Capital, Inc., is the Fund's investment adviser. Van Kampen American Capital, Inc. is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $57 billion under management or supervision. Van Kampen American Capital, Inc.'s more than 40 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide. See "Management of the Fund."

ADMINISTRATOR. VKAC is the Fund's administrator (the "Administrator"). The Administrator is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. The administrative services to be provided by the Administrator include monitoring the provisions of the Loan Agreements and any agreements with respect to Participations and Assignments, recordkeeping responsibilities with respect to Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities. See "Management of the Fund."

FEES AND EXPENSES. The Fund will pay the Adviser a monthly fee at an annual rate of 0.95% of the average net assets of the Fund (as defined), such annual rate is reduced when average net assets exceed $4 billion. The advisory fee is higher than the fees paid by most other management investment companies, although it is comparable to the fees paid by several publicly offered, closed-end management investment companies with an investment objective and policies similar to those of the Fund. The Fund will pay the Administrator a monthly fee at an annual rate of 0.25% of the average net assets of the Fund (as defined). See "Management of the Fund."

DISTRIBUTIONS. The Fund's policy is to declare daily and pay monthly distributions to holders of Common Shares of substantially all net investment income of the Fund. Distributions to holders of Common Shares cannot be assured, and the amount of each monthly distribution is likely to vary. Net realized long-term capital gains, if any, are distributed to holders of Common Shares at least annually. Holders of Common Shares may elect to have distributions automatically reinvested in additional Common Shares. See "Distributions," "Taxation" and "Dividend Reinvestment Plan."

  TENDER OFFERS. The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its outstanding Common Shares at the then current net asset value of the Common Shares. As of the date hereof, the Fund has commenced and consummated tender offers in each quarter since the commencement of investment operations. An early withdrawal charge payable to VKAC will be imposed on most Common Shares accepted for tender that have been held for less than five years. The Fund does not intend to list the Common Shares on any national securities exchange and none of the Fund, the Adviser or VKAC intends to make a secondary trading market in the Common Shares at any time. Accordingly, there is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid. There can be no assurance that the Fund will in fact tender for any of its Common Shares. If the Fund tenders for Common Shares there is no guarantee that all, or any, Common Shares tendered will be purchased. Subject to its borrowing restrictions, the Fund may incur debt to finance repurchases of its Common Shares pursuant to tender offers; such borrowings entail additional risks. The ability of the Fund to tender for its Common Shares may be limited by certain requirements of the Internal Revenue Code of 1986, as amended, that must be satisfied in order for the Fund to maintain its desired tax status as a regulated investment company. The Fund may be required to suspend the continuous offering of its Common Shares during the term of any such tender offer. See "The Fund," "Purchasing Shares of the Fund" and "Repurchase of Shares."

  SPECIAL RISK CONSIDERATIONS. Illiquidity. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the Common Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid. In the event that the Fund's Board of Trustees does not, at any time or from time to time, authorize the Fund to engage in tender offers for its Common Shares, it is unlikely that a holder of Common Shares will be able to otherwise sell Common Shares to the Fund. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the Common Shares were to develop, the Common Shares likewise may trade at a discount from net asset value. Because the Fund intends to offer its Common Shares continuously at a price equal to net asset value, it is unlikely that the Common Shares would trade at a premium to net asset value should a secondary market for the Common Shares develop.

  Borrowings. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed) for the purpose of obtaining short-term credits in connection with tender offers by the Fund for the Common Shares. Under the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund, immediately after any such borrowings, must have an asset coverage of at least 300%. Asset coverage is the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as that term is defined in the 1940 Act), bears to the aggregate amount of any such borrowings by the Fund. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of such borrowings will be senior to those of the holders of Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Interest payments and fees incurred in connection with any such borrowings will reduce the amount of net income available for payment to the holders of Common Shares. The Fund does not intend to use borrowings for leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed). See "Repurchase of Shares."

  Senior Loans. Senior Loans in which the Fund will invest generally will not be rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical abilities of the Adviser than would be the case for an investment company that invests primarily in more widely rated, registered or exchange-listed securities. See "Investment Objective and Policies and Special Risk Considerations."

  Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed in which interests in Senior Loans are traded. Any secondary market purchases and sales of Senior Loans generally are conducted in private transactions between buyers and sellers. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for liquid securities. The substantial portion of the Fund's assets invested in relatively illiquid Senior Loan interests may restrict the ability of the Fund to dispose of its investments in Senior Loans in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Common Shares. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders for its Common Shares or when the Adviser considers it advantageous to increase the percentage of the Fund's portfolio invested in high quality, short-term securities, and may in certain circumstances result in the Fund engaging in borrowings to meet short-term cash requirements. See "Investment Objective and Policies and Special Risk Considerations."

  Credit Risks Associated with Investments in Participations. The Fund will purchase Participations in Senior Loans. With respect to any given Senior Loan, the terms of Participations are arrived at through private negotiations between the Fund and the seller of such an interest in a Senior Loan, and may result in the Fund having rights which differ from, and are more limited than, the rights of Lenders or of persons who acquire such interests by Assignment. Participations typically result in the Fund having a contractual relationship with the Lender selling the Participation, but not with the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of such Lender, and may not have any exclusive or senior claim with respect to such Lender's interest in, or the collateral with respect to, the Senior Loan. As such, the Fund may incur the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower with respect to the Senior Loan when purchasing Participations and may not benefit directly from the security provided by the collateral supporting the Senior Loan with respect to which such Participation was sold. The Fund has implemented measures designed to reduce such risk. The Fund may pay a fee or forgo a portion of interest payments when acquiring Participations or Assignments. See "Investment Objective and Policies and Special Risk Considerations."

  Credit Risks Associated with Senior Loans. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits of collateralization with respect to such Senior Loans. See "Investment Objective and Policies and Special Risk Considerations."

  Certain Investment Practices. The Fund may use various investment practices that involve special considerations including lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase and reverse repurchase agreements. In addition, the Fund has the authority to engage in interest rate and other hedging and risk management transactions. For further discussion of these practices and associated special considerations, see "Investment Practices and Special Risks."

  Diversification. The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. The Fund does not intend to invest, however, more than 5% of the value of its assets in interests in Senior Loans of a single Borrower. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence. See "The Fund."

  Percentage of Assets in Participations. The Fund may invest up to 100% of its assets in Participations. The Lenders selling such Participations and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the bank, finance and financial services industries. Because the Fund may invest a relatively high percentage of its assets in such Participations, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. The Fund has taken measures which it believes significantly reduce its exposure to such risk. See "Investment Objective and Policies and Special Risk Considerations" and "Investment Restrictions" in the Statement of Additional Information.

  Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board of Trustees. See "Description of Common Shares--Anti-Takeover Provisions in the Declaration of Trust."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for one Common Share of the Fund outstanding throughout the periods indicated)
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one Common Share of the Fund outstanding throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants for the periods indicated, and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information.


                                                                                                                     OCTOBER 4,
                                                                                                                        1989
                                                                                                                    (COMMENCEMENT
                                                                                                                    OF INVESTMENT
                                                                   YEAR ENDED JULY 31                                OPERATIONS)
                                                   --------------------------------------------------                    TO
                                                    1996       1995       1994       1993       1992      1991      JULY 31, 1990
                                                   -------    -------    -------    -------    ------    -------    -------------
Net Asset Value, Beginning of Period............   $10.046    $10.052    $10.004    $ 9.998    $9.985    $10.008       $10.000
                                                   -------    -------    -------    -------    ------    -------       -------
  Net Investment Income.........................      .735       .756       .618       .600      .698       .907          .815
  Net Realized and Unrealized Gain/Loss on
    Investments.................................     (.028)     (.004)      .015       .008      .004      (.008)         .005
                                                   -------    -------    -------    -------    ------    -------       -------
Total from Investment
  Operations....................................      .707       .752       .633       .608      .702       .899          .820
                                                   -------    -------    -------    -------    ------    -------       -------
Less:
  Distributions from Net Investment Income......      .751       .758       .585       .600      .689       .910          .812
  Distributions in Excess of Net Investment
    Income......................................       -0-        -0-        -0-       .002       -0-       .012           -0-
                                                   -------    -------    -------    -------    ------    -------       -------
Total Distributions.............................      .751       .758       .585       .602      .689       .922          .812
                                                   -------    -------    -------    -------    ------    -------       -------
Net Asset Value, End of Period..................   $10.002    $10.046    $10.052    $10.004    $9.998    $ 9.985       $10.008
                                                   =======    =======    =======    =======    ======    =======       =======


                                                   (Continued on following page)

          See Financial Statements and Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- continued (for one Common Share of the Fund outstanding throughout the periods indicated)
--------------------------------------------------------------------------------

                                                                                                                     OCTOBER 4,
                                                                                                                        1989
                                                                                                                    (COMMENCEMENT
                                                                                                                    OF INVESTMENT
                                                                   YEAR ENDED JULY 31                                OPERATIONS)
                                                  ----------------------------------------------------                   TO
                                                    1996        1995        1994       1993      1992      1991     JULY 31, 1990
                                                  --------    --------    --------    ------    ------    ------    -------------
Total Return(1) (Non-Annualized)...............      7.22%       7.82%       6.52%     6.17%     7.25%     9.41%         8.51%
Net Assets at End of Period (in millions)......   $4,865.8    $2,530.1    $1,229.0    $966.7    $928.3    $997.5       $ 659.1
Ratio of Expenses to Average Net Assets(1)
  (Annualized).................................      1.46%       1.49%       1.53%     1.53%     1.55%     1.56%         1.59%
Ratio of Net Investment Income to Average Net
  Assets(1) (Annualized).......................      7.33%       7.71%       6.16%     5.96%     6.98%     8.91%         9.91%
Portfolio Turnover(2)..........................        66%         71%         74%       67%       59%       41%           53%
----------------
(1) If certain expenses had not been assumed by the investment advisor, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets
   (Annualized)................................        N/A         N/A         N/A       N/A       N/A     1.58%           N/A
   Ratio of Net Investment Income to Average
   Net Assets (Annualized).....................        N/A         N/A         N/A       N/A       N/A     8.89%           N/A
(2) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

          See Financial Statements and Notes to Financial Statements.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  Van Kampen American Capital Prime Rate Income Trust (the "Fund") is a non-diversified, closed-end management investment company which was organized as a Massachusetts business trust on July 14, 1989 and which commenced investment operations on October 4, 1989. The Fund completed an initial public offering of its common shares of beneficial interest ("Common Shares") in October, 1989. Since November 13, 1989, the Fund has also engaged in a continuous offering of the Common Shares through Van Kampen American Capital Distributors, Inc. ("VKAC") (an indirect affiliate of the Fund), as principal underwriter. As of October 7, 1996, the Fund had 521,555,433 Common Shares outstanding and had net assets of $5,220,769,881. The net asset value per Common Share of the Fund on October 7, 1996 was $10.01. The Fund's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and its telephone number is 1-800-421-5666.

  The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the Common Shares for trading on any national securities exchange and none of the Fund, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or VKAC intends to make a secondary trading market in the Common Shares at any time. Accordingly, there is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid. The Board of Trustees of the Fund currently intends each quarter to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding Common Shares at the then current net asset value for the Common Shares. As of the date hereof the Fund has commenced and consummated tender offers in each quarter since the commencement of investment operations. An early withdrawal charge payable to VKAC will be imposed on most Common Shares held for less than five years which are accepted for repurchase pursuant to a tender offer by the Fund. There can be no assurance that the Fund will in fact tender for any of its Common Shares and, in the event that the Fund does not so tender, it is unlikely that a holder of Common Shares will be able to otherwise sell Common Shares to the Fund. If the Fund tenders for Common Shares, there is no guarantee that all, or any, Common Shares tendered will be purchased. Subject to its borrowing restrictions, the Fund may incur debt to finance repurchases of its Common Shares pursuant to tender offers, which entails additional risks. The ability of the Fund to enter into tender offers may be limited by certain requirements of the Internal Revenue Code of 1986, as amended, that must be satisfied in order for the Fund to maintain its desired tax status as a regulated investment company. See "Repurchase of Shares."

------------------------------------------------------------------------------
USE OF PROCEEDS
------------------------------------------------------------------------------

  The net proceeds from the sale of the Common Shares offered hereby will be invested in accordance with the Fund's investment objective and policies. Pending such investment, the proceeds may be invested in high quality, short-term securities.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES AND SPECIAL RISK FACTORS
------------------------------------------------------------------------------

  An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.

  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective through investment primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to United States corporations, partnerships and other entities ("Borrowers"). Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. The Fund seeks to achieve over time an effective yield that approximates the average published Prime Rate of major United States banks.

CERTAIN CHARACTERISTICS OF SENIOR LOAN INTERESTS

  Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

  The Fund will invest in participations ("Participations") in Senior Loans, will purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender").

  It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. The Fund currently does not intend to acquire interests in Senior Loans the proceeds of which would be used primarily to finance construction or real estate development projects. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of Borrowers may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior Loans generally are secured by specific collateral, which may include guarantees. In connection with the acquisition of collateralized Senior Loans, the Fund may invest up to 5% of its total assets in Senior Loans which are not secured by any collateral. Such unsecured Senior Loans would constitute an interim financing intended to be refinanced through, in whole or in part, a collateralized Senior Loan. In the event that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants and equity securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants and equity securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. The Fund will acquire such interests in unsecured Senior Loans, warrants and equity securities only as an incident to the intended purchase of interests in collateralized Senior Loans. Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. In order to borrow money pursuant to collateralized Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Such collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

  Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes.

  Senior Loans in which the Fund will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is the interest rate at which such bank is willing to lend U.S. dollars to its most creditworthy borrowers. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market. At least 80% of the Fund's total assets normally will be invested in Senior Loans. In normal market conditions, at least 65% of the Fund's assets will be invested in Senior Loans which, at the time of the Fund's initial investment in such Senior Loans, provided the Fund with a rate of return which was at least equal to the Prime Rate existing on the date of such initial investment. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and seven years, inclusive, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the Fund's portfolio. The Fund may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans which permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the Fund's portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund's portfolio may occur. Accordingly, the actual remaining maturity of the Fund's portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's portfolio. As a result of expected prepayments from time to time of Senior Loans in the Fund's portfolio, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

  When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, the Fund's management expects the value of the Fund's portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, changes in the credit quality of Borrowers will also effect the Fund's net asset value. Further, a serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's net asset value.

  The Fund may purchase and retain in its portfolio a Senior Loan interest the Borrower with respect to which has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. As of July 31, 1996, the date of the Fund's most recent audited financial statements, the Fund held in its portfolio and had reduced the value of three Senior Loan interests (the aggregate value of which represented approximately 0.41% of the value of the Fund's total assets on such date) the Borrowers with respect to which were subject to protection under the federal bankruptcy laws. Subsequently, in August 1996, another Senior Loan interest went into bankruptcy (the aggregate value of which represented approximately 0.49% of the value of the Fund's total assets as of July 31, 1996). The values of such Senior Loan interests, if any, reflect, among other things, the Adviser's assessment of the likelihood that the Fund ultimately will receive full repayment of the principal amount of such Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans.

  Senior Loans historically have not been rated by nationally recognized statistical rating organizations. Because of the collateralized or guaranteed nature of most Senior Loans, the Fund and the Adviser believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Adviser may consider such ratings in determining whether to invest in a particular Senior Loan, the Adviser is not required to consider such ratings and such ratings will not be the determinative factor in the Adviser's analysis. The Fund may invest a substantial portion of its assets in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Debt securities rated below investment grade or unrated but of comparable quality commonly are referred to as "junk bonds." The Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates certain of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

  The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Fund has taken measures which it believes significantly reduce its exposure to any risks incident to such policy, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

  Participations by the Fund in a Lender's portion of a Senior Loan typically result in the Fund having a contractual relationship only with such Lender, not with the Borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower. The Fund has taken the following measures in an effort to minimize such risks. The Fund will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's")) or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-1 by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations. The Fund ordinarily will purchase a Participation only if, at the time of such purchase, the Fund believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan.

  The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  When the Fund is an Original Lender originating a Senior Loan it may share in a fee paid to the Original Lenders. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan. When the Fund is a Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

  The Fund will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality. In addition, the Fund will purchase a Participation only where the Lender selling such Participation, and any other person interpositioned between such Lender and the Fund at the time of investment, have outstanding debt obligations rated investment grade or determined by the Adviser to be of comparable quality. Further, the Fund will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

  Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an Agent, Lender or assignor with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's estate. If, however, any such amount were included in such person's estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in net asset value.

  The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the assignee based on the portion of the principal amount of the Senior Loan which is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

  Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Adviser believe that the prepayment of, and subsequent reinvestment by the Fund in, Senior Loans will not have a materially adverse impact on the yield on the Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

  A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating a sufficient amount of cash and liquid securities as a reserve against such commitments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

  During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in certain limited circumstances discussed above, junior debt securities acquired in connection with the Fund's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least in the top two rating categories of either S&P or Moody's, or unrated commercial paper considered by the Adviser to be of similar quality, interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories or having no such rating but determined by the Adviser to be of comparable quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities. The Fund will acquire such warrants and equity securities only as an incident to the purchase or intended purchase of interests in collateralized Senior Loans. Although the Fund generally will acquire interests in warrants and equity securities only when the Adviser believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments, investment in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its net asset value.

SPECIAL RISK CONSIDERATIONS

  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Adviser will also monitor these aspects of the Fund's investments and, where the Fund is an Original Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although, with respect to collateralized Senior Loans, the Fund generally will invest only in Senior Loans that the Adviser believes are secured by specific collateral, which may include guarantees, the value of which exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

  Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange listed securities.

  Senior Loans are, at present, not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary market purchases and sales of Senior Loans generally are conducted in private transactions between buyers and sellers. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Fund's assets invested in relatively illiquid Senior Loan interests may restrict the ability of the Fund to dispose of its investments in Senior Loans in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Common Shares. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders for its Common Shares, and may result in the Fund borrowing to meet short-term cash requirements.

  To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators that regulate certain financial institutions require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell such Senior Loan interests in a manner that results in a price which, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to such Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

  The Fund has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. See "Investment Restrictions" in the Statement of Additional Information. The Fund does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

  The Fund may use various investment practices that involve special considerations including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Investment Practices and Special Risks."

------------------------------------------------------------------------------
INVESTMENT PRACTICES AND SPECIAL RISKS
------------------------------------------------------------------------------

  In connection with the investment objective and policies described above, the Fund may: engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a "when issued" or "delayed delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. The Adviser may use some or all of the following investment practices when, in the opinion of the Adviser, their use is appropriate. Although the Adviser believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

  The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. In addition, with respect to fixed-income securities in the Fund's portfolio or to the extent an active secondary market develops in interests in Senior Loans in which the Fund may invest, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

  To the extent permitted by applicable regulatory authority, the Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio the Borrower to which has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

  In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

  The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates in incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

  Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

  New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

LENDING OF PORTFOLIO HOLDINGS

  The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.

"WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

  The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

------------------------------------------------------------------------------
TAXATION
------------------------------------------------------------------------------

  The following federal tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom, reflects applicable tax laws as of the date of this Prospectus and is qualified by reference to the additional federal income tax discussion included in the Statement of Additional Information.

  The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including, among other things, interest and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, the Fund will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

  Distributions. Distributions of the Fund's net investment income are taxable to holders of Common Shares as ordinary income, whether paid in cash or reinvested in additional Common Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to holders of Common Shares at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Sale of Shares. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Common Shares and the amount received. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such Common Shares have been held for more than one year. It is possible, although the Fund believes it is unlikely, that tendering holders of Common Shares may not qualify for gain or loss treatment as described above, which in turn may result in deemed distributions to non-tendering holders of Common Shares. The federal income tax consequences of the repurchase of Common Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss realized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal and state tax consequences of holding and disposing of Common Shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
------------------------------------------------------------------------------

BOARD OF TRUSTEES

  The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement, is the responsibility of the Fund's Board of Trustees.

THE ADVISER

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Van Kampen American Capital, Inc. is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital, Inc.'s more than 40 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment manager adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

  INVESTMENT ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Fund's Board of Trustees. Subject to their authority, the Adviser and the Fund's officers will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also furnishes offices, necessary facilities and equipment and permits its officers and employees to serve without compensation as Trustees and officers of the Fund if duly elected to such positions. The Fund has reimbursed VKAC for costs incurred in connection with the Fund's organization and its initial registration of the common shares in the amount of $1,037,578. The Fund expects to incur approximately $830,000 in expenses in connection with the offering of 225,000,000 Common Shares pursuant to this Prospectus. A portion of such expenses will be charged as operating expenses during the current period and the remainder will be amortized over a period of not more than twelve months.

  For the services provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser an annualized fee (accrued daily and paid monthly) equal to a percentage of the average net assets of the Fund as indicated below. The advisory fee is higher than the fees paid by most management investment companies, although it is comparable to the fees paid by several publicly offered, closed-end management investment companies with investment objectives and policies similar to those of the Fund.

AVERAGE DAILY NET ASSETS     PERCENT PER ANNUM
------------------------     -----------------
   First $4.0 Billion          0.950 of 1.00%
   Next $ 3.5 Billion          0.900 of 1.00%
   Next $ 2.5 Billion          0.875 of 1.00%
   Over $10.0 Billion          0.850 of 1.00%

  PORTFOLIO MANAGEMENT. Jeffrey W. Maillet is a Senior Vice President of the Adviser and has been primarily responsible for the day to day management of the

Fund's portfolio since the Fund's commencement of investment operations. Mr. Maillet has been employed by the Adviser since 1989.

  THE ADMINISTRATOR. The administrator for the Fund is VKAC (in such capacity, the "Administrator"). Its principal business address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Administrator is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The Administrator maintains offices and regional representatives in major cities across the nation. VKAC is the principal underwriter of the Common Shares in connection with the offering thereof by the Fund. See "Purchase of Shares."

  Pursuant to the administration agreement between the Fund and the Administrator (the "Administration Agreement") and in consideration of its administrative fee, the Administrator will (i) monitor the provisions of the Loan Agreements and any agreements with respect to Participations and Assignments and be responsible for recordkeeping with respect to Senior Loans in the Fund's portfolio; (ii) arrange for the printing and dissemination of reports to holders of Common Shares; (iii) arrange for the dissemination of the Fund's proxy and any tender offer materials to holders of Common Shares, and oversee the tabulation of proxies by the Fund's transfer agent; (iv) negotiate the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund in connection therewith; (v) negotiate the terms and conditions under which dividend disbursing services will be provided to the Fund, and the fees to be paid by the Fund in connection therewith and review the provision of dividend disbursing services to the Fund; (vi) provide the Fund's dividend disbursing agent and custodian with such information as is required for such parties to effect payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (vii) make such reports and recommendations to the Board of Trustees as the Trustees reasonably request or deem appropriate; and (viii) provide shareholder services to holders or potential holders of the Fund's securities.

  For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a fee, accrued daily and paid monthly, at the annualized rate of 0.25% of the Fund's net assets.

------------------------------------------------------------------------------
DISTRIBUTIONS
------------------------------------------------------------------------------

  The Fund's present policy is to declare daily and pay monthly distributions to holders of Common Shares of substantially all net investment income of the Fund. Net investment income of the Fund consists of all interest income, fee income, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund. Expenses of the Fund are accrued each day. Distributions to holders of Common Shares cannot be assured, and the amount of each monthly distribution is likely to vary. Net realized long-term capital gains, if any, are expected to be distributed to holders of Common Shares at least annually. Holders of Common Shares may elect to have distributions automatically reinvested in additional Common Shares. See "Dividend Reinvestment Plan."

------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
------------------------------------------------------------------------------

  The Fund offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have all distributions of dividends and all capital gains automatically reinvested in Common Shares pursuant to the Plan. Unless Common Shareholders elect to participate in the Plan, all Common Shareholders will receive distributions of dividends and capital gains in cash.

  State Street Bank and Trust Company, as plan agent (the "Plan Agent"), serves as agent for the Common Shareholders in administering the Plan. Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, at net asset value. The valuation date will be the dividend or distribution payment date or, if that date is not a business day, the next preceding business day.

  The Plan Agent maintains each Common Shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by Common Shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Shareholder's proxy will include those Common Shares purchased pursuant to the Plan. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund.

  In the case of Common Shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholders as representing the total amount registered in the record Common Shareholder's name and held for the account of beneficial owners who are participating in the Plan.

  The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Fund at least 90 days before the record date for the dividend distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Fund.

  All registered Common Shareholders (other than brokers or nominees) will be mailed information regarding the Plan, including a form with which they may elect to participate in the Plan. Shareholders who intend to hold their Common Shares through a broker or nominee should contact such person to confirm that they may participate in the Plan and to determine the effect, if any, that a transfer of the account by the shareholder to another broker or nominee will have on continued participation in the Plan. A Common Shareholder may withdraw from the Plan at any time by contacting the Plan Agent at the address or telephone number set forth below. There is no penalty for non-participation in or withdrawal from the Plan, and Common Shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections should be directed to the Plan Agent and should include the name of the Fund and the Common Shareholder's name and address as registered. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided above, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8200, Boston, MA 02101. Telephone calls concerning the Plan may be directed to the Plan Agent between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time at (800) 341-2929.

  DIVIDEND DIVERSIFICATION. A shareholder also may, upon written request by completing the appropriate section of the application form or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on Common Shares of the Fund invested into shares of certain mutual funds advised by the Adviser or its affiliates so long as a pre-existing account for such shares exists for the shareholder. A shareholder may call the phone numbers shown above to obtain a list of the mutual funds available and to request current prospectuses.

  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

------------------------------------------------------------------------------
REPURCHASE OF SHARES
------------------------------------------------------------------------------

  The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding Common Shares at the net asset value of the Common Shares on the expiration date of the tender offer. Commencement by the Fund of a tender offer during a period in which it is simultaneously engaged in the continuous offering of its Common Shares may be a violation of rules promulgated by the SEC under the Securities Exchange Act of 1934. The Fund has obtained an exemption from the SEC that would permit the Fund to make tender offers for its Common Shares while simultaneously engaged in the continuous offering of its Common Shares. No assurance can be given that the Fund will be able to maintain such exemption indefinitely. If the Board of Trustees of the Fund authorizes the Fund to make such a tender offer at such time, if any, that the Fund shall be unable to rely on such exemption, the Fund intends to suspend the continuous offering of its Common Shares during the term of such tender offer.

  Although such tender offers, if undertaken and completed, will provide some liquidity for holders of the Common Shares, there can be no assurance that such tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all holders of Common Shares who may desire to sell such Common Shares. As such, investment in the Common Shares should be considered illiquid. As of the date of this Prospectus, the Fund has commenced and consummated tender offers in each quarter since the commencement of investment operations. An early withdrawal charge payable to VKAC will be imposed on most Common Shares accepted for tender by the Fund which have been held for less than five years, as described below.

  Although the Board of Trustees believes that tender offers for the Common Shares generally would increase the liquidity of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Common Shares. As a result, the Fund may be required to borrow money in order to finance repurchases and tenders.

  The Fund's Declaration of Trust authorizes the Fund, without prior approval of the holders of Common Shares, to borrow money in an amount up to 33 1/3% of the Fund's total assets, for the purpose of, among other things, obtaining short-term credits in connection with tender offers by the Fund for Common Shares. In this connection, the Fund may issue notes or other evidence of indebtedness or secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowing, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing by the Fund. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to the holders of Common Shares. The Fund does not intend to use borrowings for leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments, pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).

  The Fund has entered into a Credit Agreement with Morgan Guaranty Trust Company of New York ("Morgan") pursuant to which Morgan has agreed to provide a credit facility in the maximum amount of $50,000,000 to the Fund. The credit facility provided by Morgan will terminate on January 24, 1997, unless extended pursuant to the terms thereof. The Fund has entered into a revolving credit agreement with Bank of America Illinois, formerly known as Continental Bank N.A. ("Bank of America"), pursuant to which Bank of America has agreed to provide a credit facility in the maximum amount of $50,000,000 to the Fund. The credit facility provided by Bank of America will terminate on December 11, 1996, unless extended pursuant to the terms thereof. The Fund is also a party to a letter agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street has agreed to provide a credit facility in the maximum amount of $50,000,000 to the Fund. The credit facility provided by State Street will terminate on February 28, 1997, unless extended by its terms. As of the date of this Prospectus, the Fund had not borrowed any amounts pursuant to the credit agreements with Morgan, State Street and Bank of America. See "Repurchase of Shares" in the Statement of Additional Information.

  Should the Fund determine to make a tender offer for its Common Shares, a notice describing the tender offer, containing information shareholders should consider in deciding whether to tender their Common Shares and including instructions on how to tender Common Shares will be sent to shareholders of record. Information concerning the purchase price to be paid by the Fund and the manner in which shareholders may ascertain net asset value during the pendency of a tender offer will also be set forth in the notice. The Fund will purchase all Common Shares tendered in accordance with the terms of the offer unless it determines to terminate the offer. Costs associated with the tender will be charged against capital. See the Statement of Additional Information for additional information concerning repurchase of Common Stock.

  Upon the death of a holder of Common Shares, VKAC will waive any early withdrawal charge (discussed below) applicable to the first $100,000 worth of such holder's Common Shares repurchased pursuant to a tender offer commenced within one year of such holder's death; provided that the Fund's transfer agent has received, on VKAC's behalf, proper notice of the death of such holder. For this purpose, the transfer agent will be deemed to have received proper notice of such holder's death upon its receipt of (i) a duly executed Letter of Transmittal duly submitted in connection with a tender offer, (ii) a written request for waiver of the early withdrawal charge, in form satisfactory to the transfer agent, signed by the holder's duly authorized representative or surviving tenant, (iii) appropriate evidence of death and (iv) appropriate evidence of the authority of the representative of the deceased holder or surviving tenant. Common Shares held in joint tenancy or tenancy in common will be deemed to be held by a single holder (which may be either tenant in the case of joint tenancy) and the death of any such tenant will be deemed to be the death of such holder of Common Shares. Information concerning the waiver of the early withdrawal charge may be obtained by contacting the Fund.

  If the Fund must liquidate portfolio holdings in order to purchase Common Shares tendered, the Fund may realize gains and losses. Such gains may be realized on securities held for less than three months. Due to the requirement for qualification as a regulated investment company under the Code that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months, the Fund may not be able to sell portfolio holdings held for less than three months that the Fund may wish to sell in the ordinary course of its portfolio management, which may affect adversely the Fund's yield.

  EARLY WITHDRAWAL CHARGE. An early withdrawal charge to recover offering expenses will be charged in connection with most Common Shares held for less than five years which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge will be imposed on a number of Common Shares accepted for cash tender from a record holder of Common Shares the value of which exceeds the aggregate value at the time the tender is accepted of (a) all Common Shares owned by such holder that were purchased more than five years prior to such acceptance, (b) all Common Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Common Shares owned by such holder (namely those purchased within the five years preceding the acceptance) over the purchase price of such Common Shares. The early withdrawal charge will be paid to VKAC. For the fiscal years ended July 31, 1994, 1995 and 1996, VKAC received payments totalling $2,100,000, $1,469,000 and $5,721,300, respectively, pursuant to the early withdrawal charge. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Common Shares. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                YEAR OF REPURCHASE
                   AFTER PURCHASE                    EARLY WITHDRAWAL CHARGE
---------------------------------------------------  -----------------------
      First........................................            3.0%
      Second.......................................            2.5%
      Third........................................            2.0%
      Fourth.......................................            1.5%
      Fifth........................................            1.0%
      Sixth and following..........................            0.0%

  The following example will illustrate the operation of the early withdrawal charge. Assume that an investor purchases $10,000 worth of the Fund's Common Shares for cash through VKAC and that 21 months later the value of the account has grown through the reinvestment of dividends and capital appreciation to $12,000. The investor then may submit for repurchase pursuant to a tender offer up to $2,000 worth of Common Shares without incurring an early withdrawal charge. If the investor should submit for repurchase pursuant to a tender offer $5,000 worth of Common Shares, an early withdrawal charge would be imposed on $3,000 worth of the Common Shares submitted. The charge would be imposed at the rate of 2.5% because it is in the second year after the purchase was made and the charge would be $75.

  EXCHANGES. Tendering shareholders may elect to receive, in lieu of cash, the proceeds from the tender of Common Shares of the Fund in contingent deferred sales charge shares ("Class B Shares") of certain open-end investment companies distributed by VKAC ("VKAC Funds"). The Early Withdrawal Charge will be waived for Common Shares tendered in exchange for Class B Shares in the VKAC Funds; however, such Class B Shares immediately become subject to a contingent deferred sales charge equivalent to the Early Withdrawal Charge on Common Shares of the Fund. Thus, shares of such VKAC Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VKAC Funds. The purchase of shares of such VKAC Fund will be deemed to have occurred at the time of the initial purchase of the Common Shares of the Fund for calculating the applicable contingent deferred sales charge.

  The prospectus for each VKAC Fund describes its investment objectives and policies. Shareholders can obtain, without charge, a prospectus by calling 1-800-421-5666 and should consider these objectives and policies carefully before requesting an exchange. Each exchange must involve proceeds from Common Shares which have a net asset value of at least $500. An exchange is a taxable event and may result in a taxable gain or loss.

------------------------------------------------------------------------------
DESCRIPTION OF COMMON SHARES
------------------------------------------------------------------------------

  The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 14, 1989, as amended and restated on September 19, 1989 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Declaration of Trust also authorizes the Fund to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The Fund does not intend to hold annual meetings of the holders of Common Shares.

  COMMON SHARES. The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $.01 par value per Common Share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The terms of any borrowings may limit the payment of dividends to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Fund's Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

  As a rule, the Fund will not issue share certificates. However, upon written request to the Fund's transfer agent, a Share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time.

  The Common Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the Common Shares. The following table sets forth, since the commencement of the Fund's investment operations, for the quarterly periods ending on the dates set forth below the high and low net asset value per Common Share during such period.

                QUARTERLY PERIOD ENDING               HIGH             LOW
    -----------------------------------------------  ------           ------
    September 30, 1996.............................  $10.01           $10.00
    June 30, 1996..................................   10.00            10.00
    March 31, 1996.................................   10.03            10.00
    December 31, 1995..............................  $10.04           $10.02
    September 30, 1995.............................   10.05            10.04
    June 30, 1995..................................   10.05            10.03
    March 31, 1995.................................   10.07            10.02
    December 31, 1994..............................  $10.06           $10.04
    September 30, 1994.............................   10.05            10.03
    June 30, 1994..................................   10.05            10.03
    March 31, 1994.................................   10.07            10.05
    December 31, 1993..............................  $10.07           $10.00
    September 30, 1993.............................   10.01             9.99
    June 30, 1993..................................   10.06             9.99
    March 31, 1993.................................   10.06            10.04
    December 31, 1992..............................  $10.04           $ 9.97
    September 30, 1992.............................   10.02             9.99
    June 30, 1992..................................   10.01             9.98
    March 31, 1992.................................   10.02            10.00
    December 31, 1991..............................  $10.01           $ 9.99
    September 30, 1991.............................    9.99             9.98
    June 30, 1991..................................    9.99             9.98
    March 31, 1991.................................   10.00             9.99
    December 31, 1990..............................  $10.00             9.99
    September 30, 1990.............................   10.01            10.00
    June 30, 1990..................................   10.02            10.00
    March 31, 1990.................................   10.02            10.02
    December 31, 1989..............................  $10.02           $10.00

  As of October 7, 1996, the net asset value per Common Share was $10.01. The following table sets forth certain information with respect to the Common Shares as of October 7, 1996:

                                                                     (4)
                                                     (3)           AMOUNT
                                                 AMOUNT HELD     OUTSTANDING
                                       (2)       BY FUND FOR    EXCLUSIVE OF
                 (1)                 AMOUNT        ITS OWN      AMOUNT SHOWN
           TITLE OF CLASS          AUTHORIZED      ACCOUNT        UNDER (3)
    -----------------------------  -----------   -----------    -------------
    Common Shares of beneficial
      interest, $.01 par value       unlimited             0      516,807,386

  To the knowledge of the Fund, as of October 7, 1996, no person held 5% or more of the Fund's Common Shares either beneficially or of record. Further, as of such date, officers and trustees of the Fund as a group owned less than 1% of the Common Shares.

  ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. In addition, in the event a secondary market were to develop in the Common Shares, such provisions could have the effect of depriving holders of Common Shares of an opportunity to sell their Common Shares at a premium over prevailing market prices. A Trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the Common Shares.

   In addition, the Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the outstanding Common Shares then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of Common Shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. See "Repurchase of Shares--Anti-takeover Provisions" in the Statement of Additional Information.

------------------------------------------------------------------------------
PURCHASING SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund offers continuously its Common Shares through VKAC, the principal underwriter of the continuous offering of the Common Shares, whose offices are located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Common Shares will also be offered through members of the National Association of Securities Dealers, Inc. ("NASD") or eligible non-NASD members who are acting as brokers or agents for investors ("broker-dealers"). The Fund reserves the right to terminate or suspend the continuous offering of its Common Shares at any time without prior notice.

  The Fund does not intend to list the Common Shares on any national securities exchange and none of the Fund, the Adviser or VKAC, intends to make a secondary market in the Common Shares. Accordingly, there is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid.

  Except as discussed below under "Investments by Tax Sheltered Retirement Plans," the minimum initial investment in the Fund is $1,000 and minimum subsequent investment is $100.

  During the continuous offering, the Common Shares will be offered by the Fund at the public offering price next computed after an investor places an order to purchase directly with VKAC, or with the investor's broker-dealer. The price of Common Shares ordered through an investor's broker-dealer will be the public offering price next determined after the Fund receives the order. Because the Fund determines the public offering price once daily on each business day as of 5:00 p.m.

Eastern time, orders placed through an investor's broker-dealer must be transmitted to the Fund by the broker-dealer prior to such time for the investor's order to be executed at the public offering price to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to such time must be settled between the investor and the broker-dealer placing the order. The public offering price is equal to the net asset value per Common Share. There will be no initial sales charge or underwriting discount on purchases of Common Shares.

  VKAC will compensate broker-dealers participating in the continuous offering at a rate of 3.0% of the dollar value of Common Shares purchased from the Fund by such broker-dealers. If the Common Shares remain outstanding after one year from the date of their original purchase, VKAC will compensate such broker-dealers at an annual rate, paid quarterly, in an amount based on a percentage of the value of such Common Shares, in accordance with the following schedule:

                                                              ANNUAL
                                                         COMPENSATION AS A
                  YEAR AFTER DATE                       PERCENTAGE OF VALUE
               OF ORIGINAL PURCHASE                    OF SHARES OUTSTANDING
---------------------------------------------------   -----------------------
First..............................................            0.00%
Second.............................................            0.10%
Third..............................................            0.15%
Fourth.............................................            0.20%
Fifth..............................................            0.25%
Sixth and following................................            0.35%

At various times VKAC may implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. The value of any such non-cash awards will not exceed $50 per person annually. These incentives will not change the price investors pay for Common Shares or the amount that the Fund will receive from the sale of Common Shares. The compensation paid to broker-dealers at the time of purchase, the quarterly payments mentioned above will be paid by VKAC out of its own assets, and not out of the assets of the Fund. An early withdrawal charge payable to VKAC will be imposed on most Common Shares held for less than five years that are accepted for repurchase pursuant to a tender offer by the Fund. See "Repurchase of Shares." The compensation paid to broker-dealers and VKAC, including the compensation paid at the time of purchase, the quarterly payments mentioned above and the early withdrawal charge, if any, will not in the aggregate exceed applicable limitations. VKAC will monitor the aggregate value of all such compensation on an ongoing basis.

  Automatic Investment. Once an investor has opened an account in the Fund with the minimum $1,000 investment, the automatic investment option may be utilized to make regular monthly investments of $100 or more into such investor's account with the Fund. In order to utilize this option, an investor must fill out and sign the Automatic Investment application available from the transfer agent, the Fund, such investor's broker or dealer, or VKAC. Once the transfer agent has received this application, such investor's checking account at his designated local bank will be debited each month in the amount authorized by such investor to purchase shares of the Fund. Once enrolled in the Automatic Investment Program, an investor may change the monthly amount or terminate participation at any time by writing the transfer agent. Investors in the automatic investment program will receive a confirmation of these transactions from the Fund quarterly and their regular bank account statements will show the debit transaction each month.

  Investments by Tax-Sheltered Retirement Plans. Common Shares are available for purchase in connection with certain types of tax-sheltered retirement plans, including: Individual Retirement Accounts ("IRAs") for individuals; Simplified Employee Pension Plans ("SEP's") for employees; qualified plans for self-employed individuals; and qualified corporate pension and profit sharing plans for employees.

  The purchase of shares of the Fund may be limited by the plans' provisions and does not itself establish such plans. The minimum initial investment in connection with a tax-sheltered retirement plan is $250.

  IRAs are available for individuals under age 70 1/2 whether or not they are active participants in any other tax-qualified employer plan. Generally, individuals who are not active participants in a tax-qualified employer plan may deduct from gross income their IRA contributions which do not exceed 100% of compensation received during a year or $2,000 ($2,250 for a spousal account), whichever is less. If an employee or the employee's spouse is an active participant in a tax-qualified employer plan, the IRA deduction is phased out above certain income levels. Individuals may, however, make non-deductible contributions to their IRAs up to the lesser of 100% of annual compensation or $2,000 ($2,250 for a spousal account) without being subject to an excise tax on excessive contributions. Generally, earnings on investments held in an IRA are not taxable until withdrawn. Subject to certain exceptions, substantial tax penalties apply to withdrawals before age 59 1/2.

  A SEP is a retirement program established by an employer (including individuals) for the benefit of its eligible employees. Generally, any employee who has attained age 21, worked for the employer during three of the past five years and earned a specified amount from the employer in the current year will be eligible to participate. Under a SEP, each participant establishes an IRA to which the sponsoring employer makes annual calendar year contributions. Generally, those contributions cannot exceed the lesser of $30,000 or 15% of the participant's compensation for the year. A participating employee may also make his or her IRA contribution to the same account. Generally, earnings on accounts held in an IRA established pursuant to a SEP are not taxable until withdrawn. Subject to certain exceptions, substantial tax penalties apply to withdrawals before attainment of age 59 1/2.

  Common Shares may also be purchased by employer sponsored tax qualified retirement plans which allow for investments in investment companies. A standard-ized plan is available through securities dealers or brokers, the Fund, or VKAC for employers (including individuals) who desire to start or amend a retirement plan. The form of this standardized plan has been determined to be "qualified" under the Code. An employer may use this prototype to establish a profit sharing plan, a money purchase pension plan or both for its eligible employees. The cost for the use of the prototype is an initial fee of $50 and there are no annual fees. The adopting employer determines within the prescribed limits the eligibility standards, rate of contributions and other significant provisions of the prototype plan. VKAC, as sponsor of this prototype plan, reserves the right to amend such plan from time to time to assure its continued qualification under the Code or for other reasons. Employers adopting this prototype plan will be bound by such amendments.

  Shareholders considering establishing a retirement plan or purchasing any Fund shares in connection with a retirement plan, should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

  The illiquid nature of the Fund's Common Shares may affect the nature of distributions from tax sheltered retirement plans and may affect the ability of participants in such plans to rollover assets to other tax sheltered retirement plans.
------------------------------------------------------------------------------
COMMUNICATIONS WITH SHAREHOLDERS
------------------------------------------------------------------------------

  The Fund will send semi-annual and annual reports to shareholders, including a list of the portfolio investments held by the Fund.

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications.

  The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per Common Share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per Common Share on the last day of such period. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

  Distribution rate and compounded distribution rate figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per share can be expected to fluctuate over time.

  The following table is intended to provide investors with a comparison of short-term money market rates. This comparison should not be considered a representation of future money market rates, nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future. These comparisons may be used in advertisements and in information furnished to present or prospective shareholders.

                                                            COMPARISON OF PRIME RATE,
                                               CERTIFICATE OF DEPOSIT RATE, MONEY MARKET RATE AND
                                                         LONDON INTER-BANK OFFERED RATE
                                                           (AVERAGE OF CALENDAR YEAR)
                -----------------------------------------------------------------------------------------------------------------
                1982     1983     1984     1985    1986    1987    1988    1989     1990     1991    1992    1993    1994    1995
                -----    -----    -----    ----    ----    ----    ----    -----    -----    ----    ----    ----    ----    ----
Prime
 Rate(1)....... 15.06%   10.78%   12.06%   9.99%   8.38%   8.15%   9.24%   10.88%   10.01%   8.46%   6.25%   6.00%   8.50%   8.83%
C.D. Rate(2)... 12.57     9.27    10.68    8.25    6.51    7.01    7.91     9.08     8.17    5.91    3.76    3.28    6.90    5.93
Money Market
 Rate(3)....... 11.70     8.20     9.58    7.50    6.17    5.89    6.77     8.53     7.82    5.44    3.36    2.70    3.75    5.47
LIBOR(4).......  9.18     9.81     8.75    8.00    6.37    7.43    9.62     8.37     7.56    4.25    3.43    3.37    6.50    5.49

---------------
(1) The Prime Rate quoted by a major U.S. bank is the base rate on corporate loans at large U.S. money center commercial banks. Source: Federal Reserve Bulletin.

(2) The Certificate of Deposit Rate represents the average annual rate paid on large six-month CDs traded in the secondary market. Source: Bloomberg.

(3) The Money Market Rate represents Donoghue's Money Fund Averages for taxable money market funds.

(4) The London Inter-Bank Offered Rate represents the rate at which most creditworthy international banks dealing in Eurodollars charge each other for large loans. Source: Bloomberg.

------------------------------------------------------------------------------
CUSTODIAN, DIVIDEND DISBURSING AND TRANSFER AGENT
------------------------------------------------------------------------------

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, Massachusetts 02105-1713, is the custodian of the Fund and has custody of the securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. State Street Bank and Trust Company also will perform certain accounting services for the Fund pursuant to the Fund Accounting Agreement between it and the Fund. ACCESS Investor Services, Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256 is the dividend disbursing and transfer agent of the Fund.

------------------------------------------------------------------------------
LEGAL OPINIONS
------------------------------------------------------------------------------

  Certain legal matters in connection with the Common Shares offered hereby have been passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom.

------------------------------------------------------------------------------
EXPERTS
------------------------------------------------------------------------------

  The financial statements for the period ended July 31, 1996, included in the Statement of Additional Information, have been so included in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

  Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

  The Table of Contents for the Statement of Additional Information is as follows:

                                                                  PAGE
                                                                  ----
Investment Objective and Policies and Special Risk
  Considerations................................................  B- 2
Investment Restrictions.........................................  B- 8
Officers and Trustees...........................................  B-10
Portfolio Transactions..........................................  B-14
Management of the Fund..........................................  B-15
Net Asset Value.................................................  B-17
Taxation........................................................  B-18
Repurchase of Shares............................................  B-21
Independent Accountants' Report.................................  B-25
Financial Statements for the Year Ended July 31, 1996...........  B-26
Notes to Financial Statements...................................  B-38

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER 1-800-421-5666.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR 1-800-421-5666.

DEALERS--FOR DEALER
INFORMATION, CALL
1-800-421-5666. FOR WIRE ORDERS
CALL ACCESS INVESTOR
SERVICES, INC.'S TOLL FREE
NUMBER--1-800-231-7166

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL 1-800-772-8889

FOR AUTOMATED TELEPHONE
SERVICES DIAL 1-800-847-2424

VAN KAMPEN AMERICAN CAPITAL
PRIME RATE INCOME TRUST
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Principal Underwriter

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Dividend Disbursing and Transfer Agent

ACCESS INVESTOR
SERVICES, INC.
P.O. BOX 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Prime Rate Income Trust

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713

Attn: Van Kampen American Capital


     Prime Rate Income Trust


Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

------------------------------------------------------------------------------

                                   PRIME RATE
                                  INCOME TRUST

------------------------------------------------------------------------------

                              P R O S P E C T U S


                               NOVEMBER   , 1996,


             ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH
------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE PRE-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS NOR SHALL IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY THESE SECURITIES.

                SUBJECT TO COMPLETION -- DATED OCTOBER 18, 1996

                          VAN KAMPEN AMERICAN CAPITAL
                            PRIME RATE INCOME TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

  Van Kampen American Capital Prime Rate Income Trust, formerly known as Van Kampen Merritt Prime Rate Income Trust (prior to October 11, 1995) (the "Fund"), is a non-diversified, closed-end management investment company whose investment objective is to provide a high level of current income, consistent with preservation of capital. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund
dated November      , 1996 (the "Prospectus"). This Statement of Additional
Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling 1-800-421-5666, or for Telecommunications Device for the Deaf, 1-800-772-8889. This Statement of Additional Information incorporates by reference the entire Prospectus.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Investment Objective and Policies and Special Risk Considerations.....................  B- 2
Investment Restrictions...............................................................  B- 8
Officers and Trustees.................................................................  B-10
Portfolio Transactions................................................................  B-14
Management of the Fund................................................................  B-15
Net Asset Value.......................................................................  B-17
Taxation..............................................................................  B-18
Repurchase of Shares..................................................................  B-21
Independent Accountants' Report.......................................................  B-25
Financial Statements for the Year Ended July 31, 1996.................................  B-26
Notes to Financial Statements.........................................................  B-38

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED NOVEMBER      , 1996

                       INVESTMENT OBJECTIVE AND POLICIES
                        AND SPECIAL RISK CONSIDERATIONS

  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective through investment primarily in a professionally managed portfolio of interests in floating or variable rate Senior Loans to Borrowers. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. The Fund seeks to achieve over time an effective yield that approximates the average published Prime Rate of major United States banks. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.

CERTAIN CHARACTERISTICS OF SENIOR LOAN INTERESTS

  Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

  The Fund will invest in participations ("Participations") in Senior Loans, will purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender").

  It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. The Fund currently does not intend to acquire interests in Senior Loans the proceeds of which would be used primarily to finance construction or real estate development projects. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of Borrowers may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior Loans generally are secured by specific collateral, which may include guarantees. In connection with the acquisition of collateralized Senior Loans, the Fund may invest up to 5% of its total assets in Senior Loans which are not secured by any collateral. Such unsecured Senior Loans would constitute an interim financing intended to be refinanced through, in whole or in part, a collateralized Senior Loan. In the event that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants and equity securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants and equity securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. The Fund will acquire such interests in unsecured Senior Loans, warrants and equity securities only as an incident to the intended purchase of interests in collateralized Senior Loans. Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. In order to borrow money pursuant to collateralized Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Such collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

  Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes.

  Senior Loans in which the Fund will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is the interest rate at which such bank is willing to lend U.S. dollars to its most creditworthy borrowers. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market. At least 80% of the Fund's total assets normally will be invested in Senior Loans. In normal market conditions, at least 65% of the Fund's assets will be invested in Senior Loans which, at the time of the Fund's initial investment in such Senior Loans, provided the Fund with a rate of return which was at least equal to the Prime Rate existing on the date of such initial investment. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and seven years, inclusive, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the Fund's portfolio. The Fund may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans which permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the Fund's portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund's portfolio may occur. Accordingly, the actual remaining maturity of the Fund's portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's portfolio. As a result of expected prepayments from time to time of Senior Loans in the Fund's portfolio, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

  When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, the Fund's management expects the value of the Fund's portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, changes in the credit quality of Borrowers will also effect the Fund's net asset value. Further, a serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's net asset value.

  Senior Loans generally are not rated by nationally recognized statistical rating organizations. Because of the collateralized and/or guaranteed nature of most Senior Loans, the Fund and the Adviser believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Adviser may consider such ratings in determining whether to invest in a particular Senior Loan, the Adviser is not required to consider such ratings and such ratings will not be the determinative factor in the Adviser's analysis. The Fund may invest in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Debt securities rated below investment grade or unrated but of comparable quality commonly are referred to as "junk bonds." The Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates certain of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

  The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Fund has taken measures which it believes significantly reduce its exposure to any risks incident to such policy, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

  Participations by the Fund in a Lender's portion of a Senior Loan typically result in the Fund having a contractual relationship only with such Lender, not with the Borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower. The Fund has taken the following measures in an effort to minimize such risks. The Fund will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's")) or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-1 by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations. The Fund ordinarily will purchase a Participation only if, at the time of such purchase, the Fund believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan. In the event that the Fund does not so believe, it will only purchase such a Participation if, in addition to the requirements set forth above, the party from whom the Fund is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the Investment Company Act of 1940, as amended ("1940 Act"), as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of Trustees of the Fund (a "Designated Custodian").

  The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  When the Fund is an Original Lender originating a Senior Loan it may share in a fee paid to the Original Lenders. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan. When the Fund is a Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

  The Fund will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality. In addition, the Fund will purchase a Participation only where the Lender selling such Participation, and any other person interpositioned between such Lender and the Fund at the time of investment have outstanding debt obligations rated investment grade or determined by the Adviser to be of comparable quality. Further, the Fund will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned person has entered into an agreement which provides for the prompt disbursement of assets to the Fund.

  Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an Agent, Lender or assignor with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's estate. If, however, any such amount were included in such person's estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal and/or interest. In such event, the Fund could experience a decrease in net asset value.

  The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the assignee based on the portion of the principal amount of the Senior Loan which is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

  Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Adviser believe that the prepayment of, and subsequent reinvestment by the Fund in, Senior Loans will not have a materially adverse impact on the yield on the Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

  A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating a sufficient amount of cash and liquid securities as a reserve against such commitments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions."

  During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in certain limited circumstances discussed above, junior debt securities acquired in connection with the Fund's investments in Senior Loans. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities. The Fund will acquire such warrants and equity securities only as an incident to the purchase or intended purchase of interests in collateralized Senior Loans. Although the Fund generally will acquire interests in warrants and equity securities only when the Adviser believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments, investment in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its net asset value.

SPECIAL RISK CONSIDERATIONS

  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Adviser will also monitor these aspects of the Fund's investments and, where the Fund is an Original Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although, with respect to collateralized Senior Loans, the Fund generally will invest only in Senior Loans that the Adviser believes are secured by specific collateral, which may include guarantees, the value of which exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. In the event that the Fund does not believe that a perfected security interest has been obtained with respect to a collateralized Senior Loan, the Fund will only obtain an interest in such Senior Loan if the Agent is a Designated Custodian. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

  Senior Loans in which the Fund will invest generally will not be rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered and/or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered and/or exchange listed securities.

  Senior Loans are, at present, not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary market purchases and sales of Senior Loans generally are conducted in private transactions between buyers and sellers. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Fund's assets invested in relatively illiquid Senior Loan interests may restrict the ability of the Fund to dispose of its investments in Senior Loans in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Common Shares. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders for its Common Shares, and may result in the Fund borrowing to meet short-term cash requirements.

  To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators that regulate certain financial institutions require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell such Senior Loan interests in a manner that results in a price which, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to such Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

  The Fund may use various investment practices that involve special considerations including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Investment Practices and Special Risks" in the Prospectus.

                            INVESTMENT RESTRICTIONS

  The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund's outstanding Common Shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. In accordance with the foregoing, the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the Borrower under a Loan Agreement and the Lender selling a Participation to the Fund together with any other persons interpositioned between such Lender and the Fund with respect to a Participation.

   2. Purchase any security if, as a result of such purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

   3. Issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies. The Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).

   4. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

   5. Buy any security "on margin." Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

   6. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Fund.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute such control or participation.

   9. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisitions. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

  10. Buy or sell oil, gas or other mineral leases, rights or royalty contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements. In addition, the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

  11. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

  For purposes of investment restriction number 2, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

  Pursuant to requirements of Minnesota law, the Fund will not invest more than 30% of its total assets in restricted debt securities; invest more than 15% of its total assets in illiquid securities (excluding restricted debt securities); invest in securities carrying more than 10% of the voting rights of an issuer; invest in more than 10% of the equity securities of any one issuer; or invest more than 10% of its total assets in securities of real estate investment trusts or other investment companies, in each case except as permitted by the Minnesota Commissioner of Securities. For purposes of the foregoing, instruments and securities not subject to the registration provisions of the Securities Act of 1933 are not considered restricted securities and an illiquid security is any security that in the Adviser's view cannot be sold at a fair price within a commercially reasonable period of time.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. Due to the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months, the Fund may not be able to sell portfolio holdings held for less than three months that the Fund may wish to sell in the ordinary course of management, which may affect adversely the Fund's yield.

                             OFFICERS AND TRUSTEES

  The table below sets forth the officers and trustees of the Fund, their principal occupations for the last five years and their affiliations, if any, with the Adviser, Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Management, Inc., Van Kampen American Capital Distributors, Inc., Van Kampen American Capital, Inc., Van Kampen American Capital Advisors, Inc., Van Kampen Merritt Equity Advisors Corp., Van Kampen Merritt Equity Holdings Corp., American Capital Contractual Services, Inc., Van Kampen American Capital Trust Company, Van Kampen American Capital Exchange Corporation, or VK/AC Holding, Inc. (affiliates of the Adviser). Unless otherwise noted the address of each of the Trustees and officers is One Parkview Plaza, Oakbrook Terrace, IL 60181.

DENNIS J. MCDONNELL,* DATE OF BIRTH 05/20/42, PRESIDENT, CHAIRMAN OF THE BOARD AND TRUSTEE. Mr. McDonnell is President, Chief Operating Officer and a Director of the Adviser, AC Adviser, Van Kampen American Capital Advisors, Inc., and Van Kampen American Capital Management, Inc. He is also an Executive Vice President and Director of VK/AC Holding, Inc., Van Kampen American Capital, Inc. Mr. McDonnell is President and a Director of Van Kampen Merritt Equity Advisors Corp., and a Director of Van Kampen Merritt Equity Holdings Corp. He is the President, Chairman of the Board and a Trustee of other investment companies advised by the Adviser and the AC Adviser. Prior to September of 1996, Mr. McDonnell was Chief Executive Officer and Director of McCarthy, Crisanti & Maffei, Inc. and Chairman and Director of MCM Asia Pacific Company, Limited. Prior to July of 1996, Mr. McDonnell was President, Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc. Prior to December, 1991, Mr. McDonnell was Senior Vice President of Van Kampen Merritt Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

THEODORE A. MYERS, DATE OF BIRTH 08/03/30, TRUSTEE. Mr. Myers is a Senior Financial Advisor of Qualitech Steel Corporation, a manufacturer of special quality bar products, as well as iron carbide (a steel scrap substitute). He is also a Director of McLouth Steel and a member of the Arthur Anderson Chief Financial Officer Advisory Committee. Prior to July of 1996, Mr. Myers was an Executive Vice President and Chief Financial Officer of Qualitech Steel Corporation. Prior to August, 1993, Mr. Myers was Senior Vice President, Chief Financial Officer and a Director of Doskocil Companies, Inc., a food processing and distribution company. Prior to January, 1990, Mr. Myers was Vice President and Chief Financial Officer of Inland Steel Industries. Prior to October, 1989 he was a Director of First National Bank of East Chicago. His address is 1940 East 6th Street, Cleveland, Ohio 44114. Mr. Myers is also a Trustee of other investment companies advised by the Adviser.

ROD DAMMEYER, DATE OF BIRTH 11/05/40, TRUSTEE. Mr. Dammeyer is President, Chief Executive Officer and Director of Anixter International Inc. (formerly known as Itel Corporation), a value-added provider of integrated networking and cabling solutions that support business information and network infrastructure requirements; and Great American Management & Investment, Inc., a diversified manufacturing company. He is also a Director of Teletech Holdings Inc., Lukens, Inc., Falcon Building Products, Inc., Revco D.S., Inc., Jacor Communications, Inc., Capsure Holdings Corp., IMC Global Inc. (formerly known as The Vigoro Corporation) and Antec Corporation. Mr. Dammeyer was previously a Director of Santa Fe Energy

Resources, Inc., Lomas Financial Corporation, Santa Fe Pacific Corporation, Q-Tel, S.A. de C.V. and Servicios Financieros Quadrum, S.A. His address is Two North Riverside Plaza, Suite 1950, Chicago, Illinois 60606. Mr. Dammeyer is also a Trustee of other investment companies advised by the Adviser.

DAVID C. ARCH, DATE OF BIRTH 07/17/45, TRUSTEE. Mr. Arch is Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. His address is 1800 Swift Drive, Oak Brook, Illinois 60521. Mr. Arch is also a Trustee of other investment companies advised by the Adviser.

HOWARD J KERR, DATE OF BIRTH 11/17/35, TRUSTEE. Mr. Kerr is President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Mr. Kerr is also a Director of Canbra Foods, Ltd., a Canadian oilseed crushing, refining, processing and packaging operation. Prior to 1991, Mr. Kerr was President, Chief Executive Officer and Chairman of the Board of Directors of Grabill Aerospace Industries, Ltd. His address is 736 North Western Ave., P.O. Box 317, Lake Forest, Illinois 60045. Mr. Kerr is a Trustee of other investment companies advised by the Adviser.

HUGO F. SONNENSCHEIN, DATE OF BIRTH 11/14/40, TRUSTEE. Mr. Sonnenschein is President of the University of Chicago. Mr. Sonnenschein is a member of the Board of Trustees of the University of Rochester and a member of its investment committee. Prior to July, 1993, Mr. Sonnenschein was Provost of Princeton University, and, from 1988 to 1991, Mr. Sonnenschein was Dean of the School of Arts and Sciences at the University of Pennsylvania. Mr. Sonnenschein is a member of the National Academy of Sciences and a fellow of the American Academy of Arts and Sciences. His address is 5801 South Ellis Avenue, Suite 502, Chicago, Illinois 60637. Mr. Sonnenschein is also a trustee of other investment companies advised by the Adviser.

WAYNE W. WHALEN,* DATE OF BIRTH 08/22/39, TRUSTEE. Mr. Whalen is a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom. His address is 333 West Wacker Drive, Chicago, Illinois 60606. Mr. Whalen is also a Trustee of other investment companies advised by the Adviser and the AC Adviser.

PETER W. HEGEL, DATE OF BIRTH 06/25/56, VICE PRESIDENT. Mr. Hegel is Executive Vice President and Portfolio Manager of the Adviser. He is Executive Vice President of Van Kampen American Capital Management, Inc., Van Kampen American Capital Advisors, Inc., and Executive Vice President and Director of the AC Adviser. Prior to July of 1996, Mr. Hegel was a Director of VSM Inc. Prior to September of 1996, Mr. Hegel was a Director of McCarthy, Crisanti & Maffei, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. He is Vice President of other investment companies advised by the Adviser and the AC Adviser.

WILLIAM N. BROWN, DATE OF BIRTH 05/26/53, VICE PRESIDENT. Mr. Brown is Executive Vice President of the AC Adviser, VK/AC Holding, Inc., Van Kampen American Capital Inc., and American Capital Contractual Services, Inc. He is also Executive Vice President and Director of Van Kampen American Capital Trust Company, Van Kampen American Capital Advisors, Inc., Van Kampen American Capital Exchange Corporation and ACCESS Investor Services, Inc. Prior to September of 1996, Mr. Brown was a Director of American Capital Shareholders Corporation. His address is 2800 Post Oak Blvd., Houston, TX 77056. He is Vice President of other investment companies advised by the Adviser and the AC Adviser.

JEFFREY W. MAILLET, DATE OF BIRTH 09/30/56, VICE PRESIDENT. Mr. Maillet is Senior Vice President and Portfolio Manager of the Adviser. He is Senior Vice President of Van Kampen American Capital Management, Inc., and the AC Adviser. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

RONALD A. NYBERG, DATE OF BIRTH 07/29/53, VICE PRESIDENT AND SECRETARY. Mr. Nyberg is Executive Vice President, General Counsel and Secretary of Van Kampen American Capital, Inc., VK/AC Holding, Inc., and Executive Vice President, General Counsel and Director of the Adviser, the AC Adviser, Van Kampen American Capital Management, Inc., Van Kampen American Capital Distributors, Inc., Van Kampen Merritt Equity Holdings Corp. and Van Kampen Merritt Equity Advisors Corp. Mr. Nyberg is also Executive Vice President, General Counsel and Assistant Secretary of ACCESS Investor Services, Inc., Van Kampen American Capital Advisors, Inc., Van Kampen American Capital Exchange Corporation, American Capital Contractual Services, Inc., Van Kampen American Capital Services, Inc. and Executive Vice President, General Counsel, Assistant Secretary and Director of Van Kampen American Capital Trust Company. Prior to July of 1996, Mr. Nyberg was Executive Vice President and General Counsel of VSM Inc. and Executive

Vice President and General Counsel of VCJ Inc. Prior to September of 1996, he was General Counsel of McCarthy, Crisanti & Maffei, Inc. He is a Vice President and Secretary of other investment companies advised by the Adviser and the AC Adviser, and is a Director of ICI Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. Prior to March of 1991, Mr. Nyberg was Secretary of Van Kampen Merritt Inc., the Adviser and McCarthy, Crisanti & Maffei, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

EDWARD C. WOOD, III, DATE OF BIRTH 01/11/56, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER. Mr. Wood is Senior Vice President of the Adviser, the AC Adviser, and Van Kampen American Capital Management, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Wood is Vice President and Chief Financial Officer of other investment companies advised by the Adviser and the AC Adviser.

CURTIS W. MORELL, DATE OF BIRTH 08/04/46, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER. Mr. Morell is Senior Vice President of the Adviser and the AC Adviser. His address is 2800 Post Oak Blvd., Houston, TX 77056. Mr. Morell is Vice President and Chief Accounting Officer each of other investment companies advised by the Adviser and the AC Adviser.

NICHOLAS DALMASO, DATE OF BIRTH 03/01/65, ASSISTANT SECRETARY. Mr. Dalmaso is Assistant Vice President and Attorney of Van Kampen American Capital, Inc. Mr. Dalmaso is also Assistant Vice President and Assistant Secretary of the Adviser, the AC Adviser, Van Kampen American Capital Distributors, Inc. and Van Kampen American Capital Management, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Prior to May 1992, attorney for Cantwell & Cantwell, a Chicago law firm. Mr. Dalmaso is Assistant Secretary of other investment companies advised by the Adviser and the AC Adviser.

SCOTT E. MARTIN, DATE OF BIRTH 08/20/56, ASSISTANT SECRETARY. Mr. Martin is Senior Vice President, Deputy General Counsel and Assistant Secretary of Van Kampen American Capital, Inc., VK/AC Holding, Inc., and Senior Vice President, Deputy General Counsel and Secretary of Van Kampen American Capital Distributors, Inc., the Adviser, the AC Adviser, Van Kampen American Capital Advisors, Inc., ACCESS Investor Services, Inc., Van Kampen American Capital Exchange Corporation, American Capital Contractual Services, Inc., Van Kampen American Capital Services, Inc., Van Kampen American Capital Management, Inc., Van Kampen Merritt Equity Holdings Corp., and Van Kampen Merritt Equity Advisors Corp. Prior to September of 1996, Mr. Martin was Deputy General Counsel and Secretary of McCarthy, Crisanti & Maffei, Inc., and prior to July of 1996, he was Senior Vice President, Deputy General Counsel and Secretary of VSM Inc. and VCJ Inc. His address in One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Martin is an Assistant Secretary of other investment companies advised by the Adviser and the AC Adviser.

WESTON B. WETHERELL, DATE OF BIRTH 06/15/56, ASSISTANT SECRETARY. Mr. Wetherell is Vice President, Associate General Counsel and Assistant Secretary of Van Kampen American Capital, Inc., Van Kampen American Capital Distributors, Inc., the Adviser, the AC Adviser, Van Kampen American Capital Management, Inc., and Van Kampen American Capital Advisors, Inc. Prior to September of 1996, Mr. Wetherell was Assistant Secretary of McCarthy, Crisanti & Maffei, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Wetherell is an Assistant Secretary of other investment companies advised by the Adviser and the AC Adviser.

JOHN L. SULLIVAN, DATE OF BIRTH 08/20/55, TREASURER. Mr. Sullivan is First Vice President of the Adviser and the AC Adviser. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Sullivan is Treasurer of other investment companies advised by the Adviser and the AC Adviser.

STEVEN M. HILL, DATE OF BIRTH 10/16/64, ASSISTANT TREASURER. Mr. Hill is Assistant Vice President of the Adviser and the AC Adviser. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Hill is Assistant Treasurer of other investment companies advised by the Adviser and the AC Adviser.

TANYA M. LODEN, DATE OF BIRTH 11/19/59, CONTROLLER. Ms. Loden is Vice President of the Adviser and the AC Adviser. Her address is 2800 Post Oak Blvd., Houston, TX 77056. Ms. Loden is Controller of other investment companies advised by the Adviser and the AC Adviser.

M. ROBERT SULLIVAN, DATE OF BIRTH 03/30/33, ASSISTANT CONTROLLER. Mr. Sullivan is Assistant Vice President of the Adviser and the AC Adviser. His address is 2800 Post Oak Blvd., Houston, TX 77056. Mr. Sullivan is Assistant Controller of other investment companies advised by the Adviser and the AC Adviser.

     *Such trustees are "interested persons" as defined in the 1940 Act. Mr. McDonnell is an interested person of the Adviser and the Fund by reason of his position at the Adviser. Mr. Whalen is an interested person of the Fund by reason of his law firm having acted as legal counsel to the Fund.

The officers and Trustees as a group own less than 1% of the Fund's outstanding Common Shares. The compensation of the officers and trustees who are affiliated persons (as defined in the 1940 Act) of the Adviser, Van Kampen American Capital Distributors, Inc. or Van Kampen American Capital, Inc. is paid by the respective entity. The Fund pays the compensation of all other officers and trustees of the Fund. During the next year, the Fund expects to pay the Trustees who are not affiliated persons of the Adviser, Van Kampen American Capital Distributors, Inc. or Van Kampen American Capital, Inc. an annual fee of $2,500 and $250 per meeting of the Board of Trustees and each committee meeting, as well as reimbursement of expenses incurred in connection with such meetings. Under the Fund's retirement plan, trustees who are not affiliated with the Adviser, Van Kampen American Capital Distributors, Inc. or Van Kampen American Capital, Inc., have at least ten years of service and retire at or after attaining the age of 60, are eligible to receive a retirement benefit equal to the annual retainer for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Under the Fund's deferred compensation plan, a trustee who is not affiliated with the Adviser, Van Kampen American Capital Distributors, Inc. or Van Kampen American Capital, Inc. can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Fund or other Van Kampen American Capital closed-end investment companies advised by the Adviser as selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of other Van Kampen American Capital closed-end investment companies advised by the Adviser in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Subject to certain exceptions and limitations, as fully described in Section 5.3 of the Fund's Declaration of Trust on file with the SEC, the Fund indemnifies every Trustee and officer of the Fund against liabilities and expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his being or having been a Trustee or officer. Such indemnification is unavailable for any Trustee or officer who is deemed to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties or to not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund. As more fully described in the Fund's Declaration of Trust, a Trustee may be removed by a vote of not less than two-thirds of the outstanding Common Shares and, in certain circumstances, holders of Common Shares may call a meeting to remove a Trustee. The Fund is required to assist in communications with holders of Common Shares regarding such a meeting.

COMPENSATION TABLE

                                                         PENSION OR                               TOTAL
                                                         RETIREMENT                           COMPENSATION
                                      AGGREGATE       BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM THE FUND AND
                                     COMPENSATION     AS PART OF FUND     BENEFITS UPON     FUND COMPLEX PAID
             NAME(1)               FROM THE FUND(2)     EXPENSES(3)       RETIREMENT(4)       TO TRUSTEE(5)
---------------------------------  ----------------   ----------------   ----------------   -----------------
David C. Arch....................       $3,757             $2,321             $2,500            $ 144,625
Rod Dammeyer.....................        3,757                625              2,500              144,625
Theodore A. Myers................        3,757                346              2,500              144,625
Hugo F. Sonnenschein.............        3,757              1,159              2,500              144,625
Howard J Kerr....................        3,757                460              2,500              144,625
Wayne W. Whalen..................        3,750                707              2,500              144,125

---------------
(1) Mr. McDonnell is an affiliated person of the Adviser, Van Kampen American Capital Distributors, Inc. and Van Kampen American Capital, Inc., and does not receive compensation or retirement benefits from the Fund.

(2) The amounts shown in this column are the Aggregate Compensation of the Fund before deferral by the trustees under the deferred compensation plan during its last completed fiscal year ended July 31, 1996. The following trustees deferred all or a portion of their compensation from the Fund during the fiscal year ended July 31, 1996: Mr. Dammeyer $8,241; Mr. Sonnenschein $8,948; Mr. Kerr $8,085; and

     Mr. Whalen $5,881. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of July 31, 1996 is as follows: Mr. Dammeyer $3,757; Mr. Sonnenschein $3,757; Mr. Kerr $3,757; and Mr. Whalen $3,750. The deferred compensation plan is described above the table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or other funds in the Fund Complex (as defined below) as selected by the respective trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are the Pension or Retirement Benefit Accruals by the Fund for the fiscal year ended July 31, 1996. The retirement plan is described above the table.

(4) This is the estimated annual benefits payable per year for the 10-year period commencing in the year of such trustee's retirement from the Fund assuming: the trustee has 10 or more years of service on the Board of Trustees and retires at or after attaining the age of 60. Trustees retiring prior to reaching age 60 or with fewer than 10 years of service may receive reduced benefits from the Fund.

(5) The "Fund Complex" consists of 36 investment companies advised by the Adviser that have the same members on each investment company's Board of Trustees. The amounts shown in this column are accumulated from the Aggregate Compensation of each of these 36 investment companies in the Fund Complex for the year ended December 31, 1995 before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Fund Complex during the calendar year ended December 31, 1996: Mr. Dammeyer $128,000; Mr. Sonnenschein $128,000; Mr. Kerr $128.000; and Mr. Whalen $127,500. The deferred compensation plan is described above the table. The cumulative deferred compensation (including interest) accrued with respect to each trustee as of December 31, 1995 is as follows: Mr. Dammeyer $138,935; Mr. Sonnenchein $160,309; Mr. Kerr $134,992; and Mr. Whalen $130,380. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or common shares of other funds in the Fund Complex (as defined below) as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Adviser also serves as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the Trustees are not trustees of other investment companies. Combining the Fund Complex with other investment companies advised by the Adviser, Mr. Whalen received Total Compensation of $268,857 for the year ended December 31, 1995.

                             PORTFOLIO TRANSACTIONS

  With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Adviser will determine the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See "Investment Objective and Policies."

  With respect to investments other than in Senior Loans, the Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits so obtained are available for all clients of the Adviser. Because statistical and other research information only supplements the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce materially its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration the fact that certain firms have sold Common Shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser and may select firms that are affiliated with the Fund, the Adviser, Van Kampen American Capital Distributors, Inc. ("VKAC") or Van Kampen American Capital, Inc. For the fiscal years ended July 31, 1994, 1995 and 1996, the Fund paid brokerage commissions of $72,000, $211,000 and $179,000, respectively.

  If it is believed to be in the best interest of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of services described above, even if the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if the Adviser did not consider the broker's furnishing of such services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

  If purchases or sales of financial instruments for the Fund and for one or more other investment companies or clients advised by the Adviser are considered at or about the same time, transactions in such financial instruments will be allocated among the several investment companies and clients, in a manner deemed equitable by the Adviser, to each such investment company or client, taking into account their respective sizes and the aggregate amount of financial instruments to be purchased or sold. Although in some cases this procedure could have a detrimental effect on the price paid by the Fund for the financial instrument or the volume of the financial instrument purchased by the Fund, the ability to participate in volume transactions and to negotiate lower commissions, fees and expenses possibly could benefit the Fund.

  Although the Adviser will be responsible for the management of the Fund's portfolio, the policies and practices in this regard must be consistent with the foregoing and will be subject at all times to review by the Trustees of the Fund. The Fund anticipates that the annual portfolio turnover rate will not exceed 100%.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to affiliates of the Fund, or to affiliates of such persons, be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar financial instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After review of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to brokers that are affiliated with the Fund.

                             MANAGEMENT OF THE FUND

THE ADVISER

  The Adviser was incorporated as a Delaware corporation in 1982. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Van Kampen American Capital, Inc. is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital, Inc.'s more than 40 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment manager adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INVESTMENT ADVISORY AGREEMENT

  The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund was approved by the shareholders of the Fund at a shareholders meeting held on October 23, 1996 and will continue in effect until May 30, 1997 and thereafter from year to year, unless earlier terminated as described below, if approved annually (a) by the Trustees of the Fund or by a majority of the Fund's Common Shares and (b) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party, in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days written notice by either party (in the case of the Fund, such termination may be effected by the Board of Trustees or by a majority of the Common Shares) and will automatically terminate in the event of assignment. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.

  The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of financial institutions through whom the Fund's portfolio transactions are executed. The Adviser also furnishes necessary facilities and equipment, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions. For the fiscal years ended July 31, 1994, 1995 and 1996, the Fund recognized investment advisory fees pursuant to the Advisory Agreement of $9,867,144, $16,722,752 and $36,408,493, respectively.

  The Advisory Agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limits prescribed by any State in which the Common Shares are offered for sale. The most stringent limit as of the date of this Prospectus, as affecting the Fund, requires the Adviser to reimburse the Fund to the extent that aggregate expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

  The Trustees are responsible for the overall management and supervision of the Fund's affairs. The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities. The Advisory Agreement continues in effect from year to year only if specifically approved by the Trustees, and by the disinterested Trustees, or the Fund's holders of Common Shares in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days' written notice by either party and will terminate automatically in the event of assignment.

THE ADMINISTRATOR

  The administrator for the Fund is Van Kampen American Capital Distributors, Inc. (in such capacity, the "Administrator"), who is an affiliate of the Adviser. For the fiscal years ended July 31, 1994, 1995 and 1996, the Fund recognized administrative fees pursuant to the Administration Agreement of $2,596,617, $4,400,724 and $9,614,696, respectively.

  The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of financial instruments in its portfolio, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates, expenses (including clerical expenses) of issuance, sale or repurchase of any of the Fund's portfolio holdings, expenses in connection with the Fund's dividend reinvestments, membership fees in trade associations, expenses of registering and qualifying the Common Shares of the Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing holders of Common Shares, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of holders of Common Shares, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Trustees of the Fund who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Advisory Agreement or the Administration Agreement and any extraordinary expenses of a nonrecurring nature.

OTHER AGREEMENTS

  LEGAL SERVICES AGREEMENT. The Fund and each of the other funds advised by the Adviser and distributed by VKAC have entered into a Legal Services Agreements pursuant to which Van Kampen American Capital, Inc. provides legal services, including without limitation: accurate maintenance of the Funds' minute books and records, preparation and oversight of the Funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by VKAC also receive legal services from Van Kampen American Capital, Inc.. Of the total costs for legal services provided to funds distributed by VKAC, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

                                NET ASSET VALUE

  The net asset value per share of the Fund's Common Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of Common Shares outstanding. The net asset value will be computed on each business day as of 5:00 p.m. Eastern time. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

  The value of the Fund's portfolio will be determined by the Adviser, following guidelines established and periodically reviewed by the Trustees. Interests in Senior Loans will be valued by the Adviser on behalf of the Fund on the basis of market quotations and transactions in instruments which the Adviser believes may be comparable to Senior Loan interests with respect to the following characteristics: credit quality, interest rate, interest rate redetermination period and maturity. Such instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. In determining the relationship between such instruments and the Senior Loan interests in the Fund's portfolio, the Adviser will consider on an ongoing basis, among other factors, (i) the credit worthiness of the Borrower and (ii) the current interest rate, the period until next interest rate redetermination and maturity of such Senior Loan interests. It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of fixed-income or longer term securities. The Adviser believes that Lenders selling Senior Loan interests or otherwise involved in a Senior Loan transaction may tend, in valuing Senior Loan interests for their own account, to be less sensitive to interest rate and credit quality changes and, accordingly, the Adviser does not intend to rely solely on such valuations in valuing the Senior Loan interests for the Fund's account. In addition, because a secondary trading market in Senior Loans has not yet fully developed, in valuing Senior Loans, the Adviser may not rely solely on but may consider, to the extent the Adviser believes such information to be reliable, prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions in Senior Loans. To the extent that an active secondary market in Senior Loan interests develops to a reliable degree, the Adviser may rely to an increasing extent on such market prices and quotations in valuing the Senior Loan interests in the Fund's portfolio. In light of the senior nature of Senior Loan interests included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Adviser does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary for the determination of the value of such Senior Loan interests. Accordingly, the Adviser generally does not systematically consider (but may consider in certain instances) and, in any event, does not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Fund's portfolio.

  Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

  Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.

  The Fund's net asset value has ranged from a high of $10.07 to a low of $9.97 since its commencement of investment operations on October 4, 1989. During such time the world has experienced a number of significant political and economic events. In 1989, East and West Germany moved toward unification and high yield bonds experienced significant defaults. In 1990, Germany reunified, Iraq invaded Kuwait and the Dow reached 3,000. During 1991, the U.S. experienced and recorded negative growth in Gross Domestic Product, the Gulf War began, the Soviet Union collapsed and U.S. unemployment reached an eight year high. In 1992, the ERM crashed, beginning a currency crisis and Bill Clinton was elected. In 1993, Israel and the PLO signed a peace accord, long-term treasury rates fell to 5.79%, NAFTA was approved and the Dow Jones Industrial Average reached a new high. During 1994, the Fed began its first interest rate tightening in 5 years, and on December 6, 1994, Orange County, California, together with its pooled investment funds, filed for protection under Chapter 9 of the Federal Bankruptcy Code.

                                    TAXATION

  The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom, and reflects applicable tax laws as of the date of this Statement of Additional Information.

FEDERAL TAXATION

  The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) derive less than 30% of its gross income from gains from the sale or other disposition of securities and certain other investments held for less than three months (the "short-short rule"); and (c) diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets or more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

  If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (including among other things, interest and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), in each year, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income was distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to certain securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's gross income be derived from the disposition of securities held for less than three months.

  Income from investments in foreign securities received by the Fund may be subject to withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders.

DISTRIBUTIONS

  Distributions of the Fund's net investment income are taxable to Common Shareholders as ordinary income, whether paid in cash or reinvested in additional Common Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to Common Shareholders at the rates applicable to long-term capital gains regardless of the length of time Shares of the Fund have been held by such Common Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Common Shares are held as a capital asset). It is not expected that any portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations. The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Common Shareholders receiving distributions in the form of additional Common Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Common Shares received, determined as of the distribution date. The basis of such Common Shares will equal the fair market value on the distribution date.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  The Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to Common Shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

SALE OF SHARES

  Except as discussed below, selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Common Shares and the amount received. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such Common Shares have been held for more than one year. It is possible, although the Fund believes it is unlikely, that tendering holders of Common Shares may not qualify for gain or loss treatment as described above, which in turn may result in deemed distributions to non-tendering holders of Common Shares. The federal income tax consequences of repurchase of Common Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss realized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

GENERAL

  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisers regarding the specific federal tax consequences of holding and disposing of Common Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                              REPURCHASE OF SHARES

  Commencement by the Fund of a tender offer during a period in which it is simultaneously engaged in the continuous offering of its Common Shares may be a violation of rules promulgated by the SEC under the Securities Exchange Act of 1934. The Fund has obtained an exemption from the SEC that would permit the Fund to make tender offers for its Common Shares while simultaneously engaged in the continuous offering of its Common Shares. No assurance can be given that the Fund will be able to maintain such exemption indefinitely. If the Board of Trustees of the Fund authorizes the Fund to make such a tender offer at such time, if any, that the Fund shall be unable to rely on such exemption, the Fund intends to suspend the continuous offering of its Common Shares during the term of such tender offer.

  The Fund has entered into a Credit Agreement dated March 14, 1991, as amended as of January 31, 1992, January 30, 1993, January 19, 1994, January 27, 1995 and January 25, 1996 (the "Morgan Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") pursuant to which Morgan has agreed to provide a credit facility in the maximum amount of $50,000,000 to the Fund, which is not secured by the assets of the Fund or other collateral. As of the date of this Prospectus, the Fund has not borrowed any of the money available pursuant to the Morgan Agreement. The purpose of this credit facility is to provide the Fund with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that the Fund may make. The Fund paid approximately $30,000 of fees and expenses to Morgan on the date the Morgan Agreement was executed. In addition, during the term of the Morgan Agreement, the Fund is obligated to pay a commitment fee computed at the rate of .10 of 1% per annum on the average daily amount of the unused facility. Loans made under the Morgan Agreement, if any, will bear interest daily at a rate equal to the higher of (1) the prime rate for such day and (2) the sum of one-half of one percent ( 1/2 of 1%) plus the federal funds rate for such day. Such interest will be due on the outstanding principal amount of each loan on each interest payment date thereunder, thirty (30) days from the date of the loan and each day which is thirty days thereafter. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate. The credit facility provided pursuant to the Morgan Agreement will terminate on January 24, 1997, unless extended pursuant to the terms thereof, and all accrued interest and principal will be due thereon.

  The Fund has entered into a Revolving Credit Agreement dated July 12, 1991 and amended as of July 11, 1992, December 16, 1992, December 15, 1993, December 14, 1994 and December 12, 1995 (the "Bank of America Agreement") with Bank of America Illinois, formerly known as Continental Bank N.A. ("Bank of America"), pursuant to which Bank of America has agreed to provide a credit facility in the maximum amount of $50,000,000 to the Fund, which is not secured by the assets of the Fund or other collateral. As of the date of this Prospectus, the Fund has not borrowed any of the money available under the Bank of America Agreement. The purpose of the Bank of America Agreement is to provide the Fund with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that it may make. The Fund paid a closing fee in an amount equal to $12,500 to Bank of America upon the execution of the Bank of America Agreement. In addition, during the term of the Bank of America Agreement, the Fund is obligated to pay a commitment fee computed at the rate of 0.10% per annum on the daily average of Bank of America's commitment to make loans under the terms of such agreement. Loans made under the Bank of America Agreement, if any, will bear interest, at the option of the Fund, either, (1) at a rate equal to the fluctuating rate per annum equal to the greater of (a) the rate of interest announced from time to time by Bank of America at Chicago, Illinois as its reference rate (an "Alternate Rate Loan") or (b) the Federal Funds Effective Rate for any such day plus 1/4 of 1% per annum, or (2) at a rate per annum equal to the rate at which dollar deposits are offered to Bank of America's eurodollar office by major banks in the interbank eurodollar market (adjusted for any applicable reserve requirements) plus 0.75% (an "Eurodollar Loan"). Accrued interest shall be payable on (1) with respect to any Alternate Reference Rate Loan, the last day of each June, September, December and March, and (2) with respect to any Eurodollar Loan, the last day of each Interest Period (defined as a period commencing on the borrowing date and ending not less than one day nor more than two months thereafter, as selected by the Fund upon the initiation of the loan). All accrued interest on both Alternate Reference Rate Loans and Eurodollar Loans shall be payable on the termination date of the Bank of America Agreement. Overdue payments of principal will bear interest, payable upon demand, at a penalty rate. As extended, the credit facility provided pursuant to the Bank of America Agreement will terminate on December 11, 1996, unless extended pursuant to the terms thereof.

  The Fund is a party to a letter agreement dated March 3, 1994, as amended as of March 13, 1995 and February 29, 1996 (the "State Street Agreement") with State Street Bank and Trust Company ("State Street") pursuant to which State Street has agreed to provide up to $50,000,000 of unsecured bank financing to the Fund. The Fund has not drawn down any of the money available under the State Street Agreement. The purpose of the State Street Agreement is to provide the Trust with additional liquidity to meet its obligation to purchase Common Shares of the Fund pursuant to any tender offer the Fund may make or for temporary or emergency purposes. The State Street Agreement has the following terms and conditions:

  a. The Fund is entitled to borrow from State Street in such amounts as the Fund may from time to time request of up to $50,000,000 of unsecured bank financing.

  b. The drawdown of the initial loan, if any, under the State Street Agreement is subject to certain conditions, including, among other things, executing and providing to State Street: (i) an advance request form, in the form set forth as an exhibit to the State Street Agreement (the "Advance Request"), (ii) an executed promissory note, in the form set forth as an exhibit to the State Street Agreement, (iii) a certified copy of the resolutions of the Board of Trustees of the Fund approving the loan, and (iv) an opinion of counsel to the Fund in a form satisfactory to State Street. The drawdown advance is further conditioned upon the Fund warranting (i) its compliance with the Investment Company Act of 1940 and the prospectus and statement of additional information of the Fund, (ii) usage in accordance with the terms of the State Street Agreement, and (iii) compliance with the requirement that all borrowings utilized to fund previous tender requests be repaid in full.

  c. Subsequent advances under the State Street Agreement require a completed Advance Request.

  d. The principal amount of any advances made pursuant to the State Street Agreement are payable on demand by State Street. The principal amount bears interest (computed on the basis of actual days elapsed and a 360 day-year) at a fluctuating rate per annum, as it exists from time to time, announced by State Street as its prime rate (the "State Street Rate") and payable in arrears on the same day as the principal amount is paid or demand is made, whichever is earlier. Overdue payments of principal bear interest at a fluctuating rate equal to 4% above the State Street Rate.

  e. While any advance is outstanding under the State Street Agreement, the Fund shall not create, incur or assume or suffer to exist any lien (statutory or otherwise), security interest, priority, conditional sale, pledge, charge or other encumbrance or similar rights of others or any agreement to give any of the foregoing, upon or with respect to any of its properties, owned or acquired during such period and the Fund shall maintain a net asset value of at least $500,000,000.

  f. During the term of the State Street Agreement, the Fund is required to pay a commitment fee computed at a rate of .10 of 1% per annum on the unused portion of the commitment. Such fee is payable quarterly in arrears.

  g. The State Street Agreement contains the following events of default causing any amounts outstanding to become immediately due and payable without notice or demand: (i) failure of the Fund to make any payment of principal or interest or pay any fee on any loan made to the Fund when due, (ii) failure of the Fund to pay or perform any liability, obligation or agreement under the State Street Agreement or other borrowing agreements, (iii) failure of any representation or warranty in any statement or document or financial statements delivered to State Street pursuant to the State Street Agreement, (iv) failure to promptly furnish financial information to State Street, (v) loss, theft, substantial damage, sale or encumbrance to or of any Fund property deemed collateral under the State Street Agreement or the making of any levy, seizure or attachment thereof or thereon or the failure to pay when due any tax thereon or, with respect to any insurance policy, any premium therefor,
       (vi) default under any instrument constituting, or under any agreement relating to, any collateral, (vii) change in the condition (financial or otherwise) of the Fund which in the opinion of State Street will impair its security or increase its risk and (viii) the occurrence of any of the following: admission of the Fund in writing of its inability, or to be generally unable, to pay debts as they become due, dissolution, termination of existence, business failure, insolvency, appointment of a receiver for the benefit of creditors or commencement of any proceedings under bankruptcy or insolvency laws.

  h. The State Street Agreement terminates on February 28, 1997, unless extended pursuant to the terms thereof.

  Even if a tender offer has been made, the Trustees' announced policy, which may be changed by the Trustees, is that the Fund cannot accept tenders if (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Fund; (2) such transactions, if consummated, would (a) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level, as more fully described in "Taxation") or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Fund or the holders of its Common Shares if Common Shares were repurchased. The Trustees may modify these conditions in light of experience.

  Any tender offer made by the Fund for its Common Shares will be at a price equal to the net asset value of the Common Shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Fund, the Fund will calculate daily the net asset value of the Common Shares and will establish procedures which will be specified in the tender offer documents, to enable Common Shareholders to ascertain readily such net asset value. The relative illiquidity of some of the Fund's portfolio securities could adversely impact the Fund's ability to calculate net asset value in connection with determinations of pricing for tender offers, if any. Each offer will be made and Common Shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.

  Tendered Common Shares that have been accepted and repurchased by the Fund will be held in treasury and may be retired by the Board of Trustees. Treasury Common Shares will be recorded and reported as an offset to Shareholders' equity and accordingly will reduce the Fund's total assets. If Treasury Common Shares are retired, Common Shares issued and outstanding and capital in excess of par value will be reduced accordingly.

  If the Fund must liquidate portfolio securities in order to repurchase Common Shares tendered, the Fund may realize gains and losses. Such gains may be realized on securities held for less than three months. Because of the limitation of 30% on the portion of the Fund's gross income that may be derived from the sale or disposition of stocks and securities held less than three months (in order to retain the Fund's tax status as a regulated investment company under the Code), such gains would reduce the ability of the Fund to sell other securities held for less than three months that the Fund may wish to sell in the ordinary course of its portfolio management which may adversely affect the Fund's yield.

ANTI-TAKEOVER PROVISIONS

  For purposes of these provisions, a 5%-or-greater holder of Common Shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding Common Shares of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Prime Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Prime Rate Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 1996, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and variable rate senior loan interests owned as of July 31, 1996, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Prime Rate Income Trust as of July 31, 1996, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
September 18, 1996

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1996
--------------------------------------------------------------------------------

Principal
 Amount                                                                                      Stated             Value
  (000)                                     Borrower                                       Maturity*            (000)
------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE** SENIOR LOAN INTERESTS
            AEROSPACE/DEFENSE  1.8%
$  14,604   Alliant Techsystems, Inc., Term Loan -- Manufacturer of ordnance,
            composite metals.........................................................       03/15/01          $   14,649
   10,205   Grimes Aerospace Co., Term Loan -- Airplane electronics manufacturer.....       12/31/99              10,483
    3,237   Grimes Aerospace Co., Revolving Credit...................................       12/31/99               3,380
   19,800   Gulfstream Delaware Corp., Term Loan -- Aircraft manufacturer............       03/31/98              19,786
    9,611   Howmet Acquisition Co., Term Loan -- Manufacturer of aerospace
            supplies................................................................. 11/20/02 to 05/20/03         9,641
   21,151   Northrop Grumman Corp., Term Loan -- Manufacturer and contractor of
            defense aircraft and electronic systems..................................       03/02/02              21,319
    9,325   Tracor, Inc., Term Loan -- Manufacturer of electronic systems and devices
            for the defense and aerospace industries................................. 10/31/00 to 04/30/01         9,351
                                                                                                              ----------
                                                                                                                  88,609
                                                                                                              ----------
            BUILDING/HOUSING  2.1%
   59,950   National Gypsum Co., Term Loan -- Wallboard manufacturer.................       09/20/03              60,054
   19,760   PrimeCo, Inc., Term Loan -- Equipment leasing............................       12/31/00              19,783
    3,333   RSI Home Products, Inc., Term Loan -- Bath and kitchen cabinet
            manufacturer.............................................................       11/30/99               3,361
   19,833   Walter Industries, Inc., Term Loan -- Home builder.......................       01/22/03              19,863
                                                                                                              ----------
                                                                                                                 103,061
                                                                                                              ----------
            CABLE  11.0%
    9,368   Adelphia Cable Partners, L.P., Revolving Credit -- Cable television
            operator.................................................................       12/31/03               9,388
    3,507   Alexcom Limited Partnership, Term Loan -- Cellular telephone systems
            operator.................................................................       06/30/20               3,506
   12,000   Cablevision of Ohio, Term Loan -- Cable television owner/operator........       12/31/05              12,017
   70,000   Charter Communications, Term Loan -- Cable television systems operator... 12/31/03 to 12/31/04        70,322
   42,500   Chelsea Communications, Inc., Term Loan -- Cable television systems
            operator.................................................................       09/30/04              42,625
   21,500   Classic Cable, Inc., Term Loan -- Cable television systems operator......       06/30/05              21,658
   16,830   Coaxial Communications of Central Ohio, Term Loan -- Cable television
            systems operator.........................................................       12/31/99              16,722
   52,861   Colony Communications, Revolving Credit -- Cable television operator.....       09/30/04              53,017
   26,625   Comcast MH Holdings, Term loan -- Cable television systems operator......       12/31/03              26,681
   45,789   Continental Cablevision, Revolving Credit -- Cable television systems
            operator.................................................................       10/10/03              45,900
    3,281   CSG Systems International, Inc., Term Loan -- Communications management
            consultant...............................................................       12/31/00               3,285
   38,000   Falcon Cable Media, Term Loan -- Cable television systems operator.......       07/11/05              38,074
   26,500   Frontiervision Operating Partners, L.P., Term Loan -- Cable television
            operator.................................................................       06/30/05              26,639
    6,650   James Cable Partners, L.P., Term Loan -- Cable television systems
            operator.................................................................       06/30/00               6,716
      200   James Cable Partners, L.P., Revolving Credit.............................       06/30/00                 209
    6,250   Lenfest Communications, Term Loan -- Cable television operator...........       09/30/03               6,325
   60,313   Marcus Cable Operating Co., L.P., Term Loan -- Cable television systems
            operator................................................................. 12/31/02 to 04/30/04        60,874
    2,500   Marcus Cable Operating Co., L.P., Revolving Credit.......................       12/31/02               2,657
    8,711   Maryland Cable, Term Loan -- Cable television systems operator...........       12/31/02               8,717
    8,500   Northland Cable Television, Inc., Term Loan -- Cable television systems
            operator.................................................................       09/30/03               8,503
   47,500   TCI Pacific Communications, Term Loan -- Cable television services
            provider.................................................................       12/31/04              47,667
    6,964   TCI Southeast, Inc., Term Loan -- Cable television systems operator......       06/30/01               6,964
    2,657   TCI Southeast, Inc., Revolving Credit....................................       06/30/01               2,681
   10,000   UCA Corp., Revolving Credit -- Cable television operator.................       09/30/03              10,088
    3,334   Viacom Cablevision, Term Loan -- Cable television systems operator.......       07/01/02               3,345
                                                                                                              ----------
                                                                                                                 534,580
                                                                                                              ----------
            CHEMICAL  2.3%
    9,951   AEP Industries, Inc., Term Loan -- Manufacturer and converter of plastic
            products.................................................................       07/31/02               9,976
    9,250   Cedar Chemicals Corp., Term Loan -- Manufacturer of fertilizer...........       10/30/03               9,308
    6,429   Chattem, Inc., Term Loan -- Manufacturer and marketer of
            pharmaceuticals..........................................................       10/30/02               6,457
    8,887   Freedom Chemical Co., Term Loan -- Manufacturer of specialty chemicals...       06/30/02               8,820
    9,923   Hampshire Chemical Co., Term Loan -- Manufacturer of specialty
            chemicals................................................................       09/01/03               9,949

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

Principal
 Amount                                                                                      Stated             Value
  (000)                                     Borrower                                       Maturity*            (000)
------------------------------------------------------------------------------------------------------------------------
            CHEMICAL (CONTINUED)
$  33,641   Huntsman Group Holding Corp., Term Loan -- Integrated chemical, plastic
            and packaging producer...................................................       12/31/02          $   33,688
   11,143   Huntsman Group Holding Corp., Revolving Credit...........................       12/31/02              11,171
    2,253   Rheox, Inc., Term Loan -- Chemical additives manufacturer................       12/31/97               2,218
    7,000   Texas Petrochemicals, Term Loan -- Processor of petrochemicals...........       06/30/04               7,024
   12,507   Thoro System Products, Inc., Term Loan -- Manufacturer of chemicals for
            construction industry....................................................       12/20/02              12,414
                                                                                                              ----------
                                                                                                                 111,025
                                                                                                              ----------
            ELECTRIC/ELECTRONICS  1.0%
   34,125   Berg Electronics, Inc., Term Loan -- Manufacturer of electronic
            connectors...............................................................       12/31/02              34,196
    1,950   Exide Electronics Group, Inc., Term Loan -- Manufacturer of
            uninterruptible power supply products....................................       03/13/01               1,958
    3,120   Exide Electronics Group, Inc., Revolving Credit..........................       03/13/01               3,141
    8,358   Rowe International, Inc., Term Loan -- Manufacturer of jukeboxes and
            electronic equipment.....................................................       12/31/96               7,940
                                                                                                              ----------
                                                                                                                  47,235
                                                                                                              ----------
            ENTERTAINMENT/LEISURE  4.1%
    3,452   DW Investment, Inc., Term Loan -- Communications and entertainment
            conglomerate.............................................................       08/09/00               3,459
    6,643   Fairways Group, L.P., Term Loan -- Multiple golf course owner/operator...       04/30/02               6,735
    6,000   H.E.C. Investments, Inc., Term Loan -- Fitness club operator.............       12/31/00               6,030
   30,000   Marvel Entertainment, Term Loan -- Children's magazine publisher.........       02/28/02              30,069
    8,500   Marvel IV Holdings, Revolving Credit -- Comic books, sports cards and
            outdoor equipment distributor............................................       06/03/99               8,741
   30,000   Metro-Goldwyn-Mayer, Term Loan -- Movie/television producer..............       04/15/97              30,101
   25,000   Orion Pictures Corp., Term Loan -- Theatrical production.................       06/30/01              25,188
    8,000   Panavision International, L.P., Term Loan -- Manufacturer and lessor of
            motion picture cameras and lenses........................................       03/31/04               8,040
   26,115   Six Flags Theme Parks, Term Loan -- Theme park operator..................       06/23/03              26,181
    8,333   TW Recreational Service, Term Loan -- Provider of food and services for
            state and national parks.................................................       09/30/02               8,394
    9,700   The U.S. Playing Card Co., Term Loan -- Manufacturer/distributor of
            playing cards............................................................       09/30/02               9,668
   34,901   Viacom, Inc., Term Loan -- Entertainment media/television programming....       07/01/02              34,977
                                                                                                              ----------
                                                                                                                 197,583
                                                                                                              ----------
            FINANCE  0.7%
    8,000   American Life Holding Co., Term Loan -- Life insurance company...........       04/15/03               8,012
    4,991   Ark Asset Holdings, Inc., Term Loan -- Institutional money manager.......       11/30/01               5,008
   12,500   Blackstone Capital Co., Term Loan -- Financial services company..........       01/13/97              12,500
    7,833   Conseco, Inc., Revolving Credit -- Life insurance company................       04/12/01               7,898
                                                                                                              ----------
                                                                                                                  33,418
                                                                                                              ----------
            FOOD/BEVERAGE  6.8%
   10,973   American Italian Pasta Co., Term Loan -- Pasta products producer.........       02/28/04              11,030
   11,720   Amerifoods, Inc., Term Loan -- Manufacturer of snack foods and bakery
            products................................................................. 12/31/97 to 06/30/02         9,999
    4,178   Edwards Baking Corp., Term Loan -- Manufacturer of bakery products....... 09/30/00 to 10/31/02         4,200
   22,687   Foodbrands America, Term Loan -- Manufacturer of food products........... 01/15/00 to 02/28/03        22,769
      473   Foodbrands America, Revolving Credit.....................................       01/15/00                 476
    4,888   Ghirardelli Holdings Corp., Term Loan -- Manufacturer of chocolate
            products.................................................................       03/30/03               4,940
    9,979   IM Stadium, Inc., Term Loan -- Sports stadium concessions................ 12/31/02 to 12/31/03        10,049
   14,943   Keebler Holding Corp., Term Loan -- Manufacturer and distributor of
            cookies and crackers..................................................... 07/31/03 to 07/31/04        14,961
    1,995   Mistic Brands, Inc., Revolving Credit -- Producer and marketer of
            carbonated and non-carbonated beverages..................................       09/30/99               2,042
    5,625   Mistic Brands, Inc., Term Loan...........................................       09/30/01               5,759
   18,905   President Baking Co., Inc., Term Loan -- Bread/bread products
            manufacturer.............................................................       12/30/02              18,857
   35,000   Rykoff-Sexton, Inc., Term Loan -- Distributor and manufacturer of food
            and related non-food products............................................ 10/31/02 to 04/30/03        35,106
   46,691   S.C. International Services, Term Loan -- In-flight food services........ 09/30/00 to 09/30/03        46,895
   14,165   Select Beverages, Inc., Term Loan -- Independent bottler................. 06/30/01 to 06/30/02        14,238

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

Principal
 Amount                                                                                      Stated             Value
  (000)                                     Borrower                                       Maturity*            (000)
------------------------------------------------------------------------------------------------------------------------
            FOOD/BEVERAGE (CONTINUED)
$  68,298   Silgan Corp., Term Loan -- Manufacturer of food cans..................... 12/31/00 to 03/15/02    $   68,314
    4,805   Silgan Corp., Revolving Credit...........................................       12/31/00               4,805
   25,000   Stroh Brewery Co., Term Loan -- Beer producer and distributor............       06/30/03              25,135
    3,281   Tom's Foods, Inc., Term Loan -- Snack foods producer/distributor (d).....       12/31/98               1,968
   21,000   Van De Kamp's, Inc., Term Loan -- Frozen seafood processor/distributor... 04/30/03 to 09/30/03        21,084
    7,673   Windsor Quality Food, Term Loan -- Frozen food processor.................       12/31/01               7,710
                                                                                                              ----------
                                                                                                                 330,337
                                                                                                              ----------
            FOOD STORES  6.4%
    9,600   Big V Supermarkets, Inc., Term Loan -- Northeastern retail food chain
            operator.................................................................       03/15/00               9,596
   61,247   Bruno's, Inc., Term Loan -- Southeastern retail food chain operator...... 02/18/03 to 02/18/05        61,570
   12,935   Carr-Gottstein Foods, Term Loan -- Alaska based retail food chain
            operator.................................................................       12/31/02              12,949
   41,985   Dominick's Finer Foods, Inc., Term Loan -- Illinois based retail food
            chain operator........................................................... 03/31/02 to 09/30/03        42,240
   20,128   Grand Union Co., Term Loan -- New York based retail food chain
            operator.................................................................       06/15/02              20,131
    7,733   Harvest Foods, Inc., Term Loan -- Mississippi based retail food chain
            operator (d) (g).........................................................       06/30/02               7,051
   31,678   Pathmark Stores, Inc., Term Loan -- New Jersey based retail food chain
            operator................................................................. 07/31/98 to 10/31/99        31,604
    3,294   Ralph's Grocery Co., Revolving Credit -- Los Angeles, California based
            retail food chain operator...............................................       06/15/01               3,441
   47,786   Ralph's Grocery Co., Term Loan........................................... 06/15/01 to 02/15/04        47,976
   70,097   Smith Food & Drug Center, Term Loan -- Food and drug retailer............ 08/31/02 to 11/30/04        70,449
    6,684   Star Markets Co., Inc., Term Loan -- New England based retail food chain
            operator................................................................. 01/31/02 to 12/31/02         6,695
                                                                                                              ----------
                                                                                                                 313,702
                                                                                                              ----------
            FUEL RETAILER  0.1%
    3,721   Petro PSC Properties, L.P., Term Loan -- Multi-service truck-stop
            operator.................................................................       05/18/01               3,721
    3,048   Truckstops of America, Inc., Term Loan -- Interstate fueling stations
            operator.................................................................       12/10/00               3,014
                                                                                                              ----------
                                                                                                                   6,735
                                                                                                              ----------
            HEALTHCARE  3.3%
   60,000   Community Health Systems, Inc., Term Loan -- Provider of healthcare
            services................................................................. 12/31/03 to 12/31/05        60,290
   57,265   Dade International, Inc., Term Loan -- Medical equipment
            manufacturer/marketer.................................................... 12/31/01 to 12/31/04        57,543
      168   Dade International, Inc., Revolving Credit...............................       12/31/01                 184
   15,923   Graphic Controls Corp., Term Loan -- Manufacturer of medical equipment...       09/28/03              15,970
    7,542   Integrated Health Services, Inc., Revolving Credit -- Provider of
            post-acute healthcare services...........................................       06/30/02               7,746
   18,500   Merit Behavioral Corp., Term Loan -- Psychiatric hospital operator.......       10/06/03              18,565
                                                                                                              ----------
                                                                                                                 160,298
                                                                                                              ----------
            MANUFACTURING  11.6%
   12,406   Calmar, Inc., Term Loan -- Manufacturer of dispensing and spray
            products................................................................. 09/15/03 to 03/15/04        12,443
   21,400   Cambridge Industries, Inc., Term Loan -- Manufacturer of plastic
            components for autos..................................................... 05/17/02 to 05/17/04        21,577
    9,979   CBP Resources, Inc., Term Loan -- Manufacturer of animal feed
            ingredients..............................................................       09/30/03              10,035
   18,759   Collins & Aikman Products Co., Term Loan -- Manufacturer of auto
            interiors, home interiors and wallpapers.................................       12/31/02              18,756
    9,697   Dal-Tile Group, Inc., Revolving Credit -- Ceramic tile and floor covering
            manufacturer/retailer....................................................       01/09/98               9,697
   21,978   Desa International, Inc., Term Loan -- Diversified manufacturer of
            heaters, fireplaces, and specialty tools.................................       02/28/03              22,144
    9,321   Ebel USA, Inc., Term Loan -- Manufacturer of luxury time pieces..........       09/30/01               9,330
    6,038   Essex Group, Inc., Term Loan -- Manufacturer of electrical wire and
            cable....................................................................       04/30/00               6,048
    8,936   Fiberite, Inc., Term Loan -- Manufacturer of composite fibers............       12/31/01               8,977
   43,588   Furniture Brands International, Inc., Term Loan -- Manufacturer and
            marketer of furniture.................................................... 12/29/01 to 03/29/04        43,702
    7,821   The Hawk Group of Companies, Inc., Term Loan -- Manufacturer of powdered
            metals and friction materials............................................       06/30/02               7,857
   11,042   Health O Meter, Inc., Term Loan -- Manufacturer of small appliances......       08/15/01              10,982

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

Principal
 Amount                                                                                      Stated             Value
  (000)                                     Borrower                                       Maturity*            (000)
------------------------------------------------------------------------------------------------------------------------
            MANUFACTURING (CONTINUED)
$  10,000   Hedstrom Corp., Term Loan -- Manufacturer of children's outdoor toys.....       04/27/01          $   10,039
   36,486   Hayes Wheels International, Inc., Term Loan -- Designer and manufacturer
            of car and truck wheels.................................................. 07/31/02 to 07/31/04        36,606
      239   Hayes Wheels International, Inc., Revolving Credit.......................       07/31/04                 239
    9,444   Hunt Manufacturing Co., Term Loan -- Manufacturer and distributor of
            office and art supplies..................................................       12/31/00               9,450
    9,941   Intermetro Industries Corp., Term Loan -- Manufacturer of metal/polymer
            storage products......................................................... 06/30/01 to 12/31/02         9,891
   36,124   International Wire Group, Term Loan -- Manufacturer of auto, appliance
            and
            communication wires...................................................... 09/30/02 to 09/30/03        36,242
   10,072   IPC, Inc., Term Loan -- Manufacturer of packaging materials..............       09/30/01              10,101
   29,501   Johnstown America, Term Loan -- Manufacturer of railcars.................       03/31/03              29,597
   29,878   K-Tec Holdings, Inc., Term Loan -- Manufacturer of telecommunications
            equipment................................................................ 02/01/03 to 02/01/04        29,961
   19,463   Lear Seating Corp., Revolving Credit -- Manufacturer of automobile and
            truck seat systems.......................................................       09/30/01              19,449
    8,982   Merkle-Korff Industries, Term Loan -- Manufacturer of electrical
            motors................................................................... 09/22/01 to 06/15/03         9,048
       53   Merkle-Korff Industries, Revolving Credit................................       09/22/01                  61
   15,772   M.W. Manufacturers, Term Loan -- Conglomerate............................       09/15/02              15,871
   11,709   National-Oilwell, L.P., Term Loan -- Oil equipment manufacturer..........       12/31/01              11,760
   11,967   Numatics, Inc., Term Loan -- Manufacturer of pneumatic fluid power
            equipment................................................................       12/31/03              12,059
    8,000   Personal Care Holdings, Term Loan -- Manufacturer and marketer of
            consumer products........................................................       04/03/03               8,074
    5,000   Precise Technology, Term Loan -- Custom injection molding company........       03/31/03               5,052
   10,000   RBX Corp., Term Loan -- Manufacturer of rubber products..................       12/31/03              10,025
    9,694   RTI Funding Corp., Term Loan -- Manufacturer of building blocks for
            children................................................................. 02/08/03 to 02/03/04         9,766
    1,111   Samsonite Corp., Term Loan -- Manufacturer of luggage....................       07/14/00               1,111
      556   Samsonite Corp., Revolving Credit........................................       07/14/00                 556
    7,000   Simmons Co., Term Loan -- Manufacturer and distributor of bedding........       03/31/03               7,028
   16,204   Spalding & Evenflo Cos., Inc., Term Loan -- Manufacturer of sporting
            goods.................................................................... 10/31/00 to 10/14/02        16,264
    6,700   Sportcraft, Ltd., Term Loan -- Supplier of branded sporting goods........       12/31/02               6,764
   10,559   Stanadyne Automotive, Term Loan -- Manufacturer of diesel injection
            devices and engine parts.................................................       12/31/01              10,589
   18,400   Thompson Minwax Co., Term Loan -- Manufacturer of wood stains and
            finishing products.......................................................       12/31/02              18,433
   15,621   T.K.G. Acquisition, Term Loan -- Office furniture manufacturer........... 02/28/02 to 08/31/03        15,684
   27,000   UCAR International, Inc., Term Loan -- Manufacturer of graphite/carbide
            electrodes...............................................................       12/31/02              27,050
    7,910   U.F. Acquisition, Term Loan -- Provider of fixtures and storage for
            retail stores............................................................       12/15/02               8,013
                                                                                                              ----------
                                                                                                                 566,331
                                                                                                              ----------
            PAPER  7.1%
    4,963   Crown Paper Co./Crown Vantage, Inc., Term Loan -- Producer of value-added
            paper products...........................................................       08/22/03               4,962
    4,750   CST Office Products, Inc., Term Loan -- Manufacturer and distributor of
            stock computer forms.....................................................       03/31/01               4,815
   66,278   Fort Howard Corp., Term Loan -- Paper manufacturer....................... 03/31/02 to 12/31/02        66,621
  113,319   Jefferson Smurfit Corp., Term Loan -- Corrugated paper products
            manufacturer............................................................. 04/30/01 to 10/31/02       113,463
   10,112   Mail-Well Corp., Term Loan -- Manufacturer of envelopes and graphic
            printers................................................................. 07/31/98 to 07/31/03        10,176
    1,042   Mail-Well SPX, Term Loan -- Manufacturer of envelopes and graphic
            printers.................................................................       07/31/03               1,047
    2,609   Mail-Well SPX, Revolving Credit..........................................       07/31/03               2,624
   29,787   S.D. Warren Co., Term Loan -- Coated-free paper manufacturer.............       04/26/04              29,850
   92,145   Stone Container Corp., Term Loan -- Paper products manufacturer.......... 04/01/00 to 10/01/03        92,212
   18,064   United Stationers Supply Co., Term Loan -- Distributor of office
            products.................................................................       03/31/02              18,129
                                                                                                              ----------
                                                                                                                 343,899
                                                                                                              ----------
            PERSONAL/NON-DURABLE  3.1%
   44,640   Mary Kay Cosmetics, Term Loan -- Direct cosmetic sales...................       12/06/02              44,714
   37,935   Playtex Products, Inc., Term Loan -- Manufacturer of beauty aid and
            hygiene products.........................................................       06/30/02              38,017
   55,000   Revlon Consumer Products Corp., Term Loan -- Manufacturer of cosmetics...       12/31/00              55,430
   11,000   Treasure Chest Advertising Co., Inc., Term Loan -- Advertising and
            information services.....................................................       12/31/01              11,000
                                                                                                              ----------
                                                                                                                 149,161
                                                                                                              ----------

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

Principal
 Amount                                                                                      Stated             Value
  (000)                                     Borrower                                       Maturity*            (000)
------------------------------------------------------------------------------------------------------------------------
            PRINTING  2.0%
$  16,500   Advanstar Holdings, Inc., Term Loan -- Trade magazine publisher and trade
            show exhibitor...........................................................       12/21/03          $   16,594
   47,889   American Media Operations, Inc., Term Loan -- Magazine/newspaper
            publisher................................................................ 09/30/01 to 09/30/02        47,840
   28,350   Journal News, Inc., Term Loan -- Multiple newspaper printer..............       12/31/01              28,411
    7,097   Polyfibron Technologies, Inc., Term Loan -- Textile manufacturer.........       12/31/01               7,131
                                                                                                              ----------
                                                                                                                  99,976
                                                                                                              ----------
            RADIO AND TELEVISION BROADCASTING  8.2%
    9,100   Benedek Broadcasting Corp., Term Loan -- Television station
            owner/operator........................................................... 05/01/01 to 11/01/02         9,131
   11,629   Chancellor Corp., Term Loan -- Radio station owner/operator.............. 09/01/02 to 09/01/03        11,720
      356   Chancellor Corp., Revolving Credit.......................................       09/01/02                 370
   44,000   E.H. & F., Inc., Term Loan -- Outdoor media.............................. 06/30/02 to 12/21/03        44,198
   32,859   Ellis Communications, Inc., Term Loan -- Southeastern U.S. television
            station owner/operator................................................... 03/31/02 to 03/31/03        32,929
    4,800   Evergreen Media Corp., Term Loan -- Radio station owner/operator.........       12/31/02               4,802
   12,544   Evergreen Media Corp., Revolving Credit..................................       12/31/02              12,551
    1,500   Granite Broadcasting Corp., Revolving Credit -- Midwestern television
            station owner/operator...................................................       12/31/01               1,510
   14,000   Heftel Broadcasting Corp., Term Loan -- Spanish language radio
            broadcasting.............................................................       09/30/02              14,113
   15,000   NWC Acquisition Corp., Term Loan -- Television production and
            broadcasting.............................................................       09/30/01              15,023
   15,000   Patterson Broadcasting, Term Loan -- Radio station operator..............       06/30/04              15,107
   10,800   River City Broadcasting, L.P., Term Loan -- Midwestern radio station
            owner/operator...........................................................       12/31/99              10,853
   13,145   Shared Technologies, Term Loan -- Provider of telecommunications
            services................................................................. 03/30/01 to 03/31/03        13,211
      667   Shared Technologies, Revolving Credit....................................       03/30/01                 677
   53,750   Sinclair Broadcasting Group, Inc., Term Loan -- Television and radio
            station owner/operator................................................... 12/31/02 to 11/30/03        53,863
    2,763   Sinclair Broadcasting Group, Inc., Revolving Credit......................       11/30/03               2,770
   13,345   SKTV, Inc., Term Loan -- Television station owner/operator...............       07/31/02              13,260
    7,133   Smith Television, Term Loan -- Television station owner/operator.........       12/31/02               7,185
   23,320   Sullivan Broadcasting, Term Loan -- Television station owner/operator....       12/31/03              23,405
    1,680   Sullivan Broadcasting, Revolving Credit..................................       12/31/03               1,685
  111,795   Westinghouse Electric, Term Loan -- Radio and television broadcaster.....       11/24/02             112,046
                                                                                                              ----------
                                                                                                                 400,409
                                                                                                              ----------
            RESTAURANTS  0.3%
    8,952   America's Favorite Chicken Co., Term Loan -- Church's and Popeye's Fried
            Chicken restaurants......................................................       10/31/01               8,951
    1,085   Carvel Corp., Term Loan -- Soft ice cream products franchiser............       12/31/98               1,084
    6,394   Long John Silver's Restaurants, Inc., Term Loan -- Retail seafood
            restaurant owner/operator................................................       09/30/97               6,394
                                                                                                              ----------
                                                                                                                  16,429
                                                                                                              ----------
            RETAIL  7.0%
      175   American Blind and Wallpaper Factory, Inc., Term Loan -- Wallcover
            distributor..............................................................       10/31/96                 173
   32,500   Camelot Music, Inc., Term Loan -- Retail distributor of music and video
            cassettes (f)............................................................       02/28/02              24,375
   17,525   Color Tile, Inc., Term Loan -- National retailer of floor and wall
            covering products (d) (g)................................................       12/31/98              12,271
      780   Color Tile Holdings, Inc., Revolving Credit -- National retailer of floor
            and wall covering products (g)...........................................       12/31/96                 763
    8,400   Eckerd Corp., Term Loan -- Retail drug store.............................       11/29/00               8,403
   20,366   Federated Department Stores, Inc., Term Loan -- National department store
            chain....................................................................       03/31/00              20,610
    4,782   Federated Department Stores, Inc., Revolving Credit......................       03/31/00               5,022
    3,000   Kirklands Holdings, Term Loan -- Retailer of decorative home accessories
            and gift items...........................................................       06/30/02               3,022
   50,000   Kmart Corp., Term Loan -- International mass merchandise retailer........       06/17/99              50,704
    5,368   Luxottica U.S. Holdings, Revolving Credit -- Manufacturer/distributor of
            eyeglasses...............................................................       06/30/01               5,380
   15,311   Luxottica U.S. Holdings, Term Loan.......................................       06/30/01              15,323
    7,470   Nebraska Book Co., Term Loan -- Used book distributor....................       10/31/03               7,512
    6,455   Nine West Group, Inc., Term Loan -- Shoe designer and retailer...........       10/01/01               6,455
   38,857   Payless Cashways, Inc., Term Loan -- Building products retailer..........       11/18/00              38,922
   10,939   Peebles, Inc., Term Loan -- Mid-Atlantic retailer........................       06/09/02              11,206
   19,792   QVC Programming, Term Loan -- Home shopping television network...........       02/15/02              19,853

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

Principal
 Amount                                                                                      Stated             Value
  (000)                                     Borrower                                       Maturity*            (000)
------------------------------------------------------------------------------------------------------------------------
            RETAIL (CONTINUED)
$  31,495   Saks & Co., Term Loan -- Retail fashions and accessories.................       06/30/00          $   31,674
    2,191   Service Merchandise, Revolving Credit -- Catalog retailer................       06/08/99               2,279
   16,875   Thrifty Payless, Inc., Term Loan -- Retail drug store....................       10/19/02              17,026
   26,393   Thrifty Payless, Inc., Revolving Credit..................................       10/19/02              26,848
   31,429   TJX Companies, Inc., Term Loan -- Specialty apparel retailer.............       11/17/00              31,827
                                                                                                              ----------
                                                                                                                 339,648
                                                                                                              ----------
            TEXTILES  2.1%
   11,443   American Marketing Industries, Inc., Term Loan -- Textile manufacturer...       11/30/02              11,538
    8,645   Hosiery Corp. of America, Term Loan -- Manufacturer/direct mail marketer
            of women's hosiery.......................................................       07/31/01               8,526
   11,578   Ithaca Industries, Inc., Term Loan -- Undergarment and hosiery
            manufacturer.............................................................       10/31/98              11,401
      842   Ithaca Industries, Inc., Revolving Credit................................       10/31/98                 924
   14,652   Johnston Industries, Term Loan -- Diversified manufacturer of home
            furnishings and textiles.................................................       03/28/03              14,782
    3,083   London Fog Industries, Revolving Credit -- Manufacturer of rainwear and
            outerwear................................................................       03/31/97               3,150
   31,466   London Fog Industries, Inc., Term Loan...................................       05/31/02              29,866
   20,000   Polymer Group, Inc., Term Loan -- Manufacturer of polyolefin products....       03/31/02              20,050
                                                                                                              ----------
                                                                                                                 100,237
                                                                                                              ----------
            TRANSPORTATION  0.2%
   12,500   Northwest Airlines, Inc., Term Loan -- Minnesota-based cargo and
            passenger airliner.......................................................       12/15/99              12,548
                                                                                                              ----------
            WIRELESS COMMUNICATIONS  3.8%
   16,750   Arch Communications Group, Inc., Term Loan -- Wireless communications
            operator................................................................. 12/31/02 to 12/31/03        16,799
    1,163   Arch Communications Group, Inc., Revolving Credit........................       12/31/02               1,163
    5,000   Clarity Telecom, Inc., Term Loan -- Seller and servicer of telephone
            systems and software.....................................................       11/30/02               5,036
    8,125   Comcast Cellular Communications, Revolving Credit -- Cellular systems
            operator.................................................................       09/30/03               8,124
   17,739   Comcast Cellular Communications, Term Loan...............................       09/30/04              17,942
    6,585   Intesys Technologies, Inc., Term Loan -- Equipment manufacturer for
            telecommunications/autos.................................................       12/31/01               6,614
   39,000   Mobilemedia Communications, Term Loan -- Nationwide paging operator...... 06/30/02 to 06/30/03        38,999
   11,050   Skytel Corp., Revolving Credit -- Paging and personal communications
            services operator........................................................       12/31/01              11,153
   39,257   Smart SMR of California, Inc., Term Loan -- Cellular telephone systems
            operator.................................................................       03/15/01              39,257
   40,000   Western Wireless Corp., Term Loan -- Cellular and personal communications
            services operator........................................................       03/31/05              40,064
                                                                                                              ----------
                                                                                                                 185,151
                                                                                                              ----------
            OTHER  4.5%
   24,000   Advo, Inc., Term Loan -- Direct mail marketer............................       03/31/04              24,094
   25,000   Amax Gold, Inc., Term Loan -- Gold and silver mining and processing......       12/31/01              25,199
   58,141   AMF Group, Inc., Term Loan -- Integrated bowling equipment
            manufacturer............................................................. 03/31/01 to 03/31/04        58,198
      267   AMF Group, Inc., Revolving Credit........................................       03/31/01                 267
    6,913   Bankers Systems, Inc., Term Loan -- Compliance services supplier.........       11/02/02               6,916
   35,712   Borg-Warner Security Corp., Term Loan -- Protection services.............       12/31/98              36,192
    9,768   Fairmont Minerals, Ltd., Term Loan -- Silica pond and gravel supplier....       03/31/03               9,840
   10,000   HG Holdings, Inc., Term Loan -- Information processor....................       06/30/01              10,065
    5,840   Iron Mountain Information Services Inc., Term Loan -- Records management
            and storage..............................................................       06/28/02               5,840
   11,350   Loewen Group, Inc., Revolving Credit -- Funeral home and cemetery
            owner/operator...........................................................       05/29/01              11,546
   20,000   Primark Corp., Term Loan -- Information services provider................       06/30/02              20,020
    9,000   USS Acquisition, Inc., Term Loan -- Producer of industrial silica........       12/31/03               9,096
                                                                                                              ----------
                                                                                                                 217,273
                                                                                                              ----------
            TOTAL VARIABLE RATE ** SENIOR LOAN INTERESTS  89.5%......................                          4,357,645
                                                                                                              ----------

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

                                                                                                                Value
                                            Borrower                                                            (000)
------------------------------------------------------------------------------------------------------------------------
            EQUITIES  0.5%
            America's Favorite Chicken Co. (604,251 common shares) (b)(c).................................    $    2,004
            America's Favorite Chicken Co. ($3,486,400 par amount of preferred stock, 10.0% coupon,
            maturity 08/11/04, convertible to 10.0% cash pay subordinated debt) (b)(e)....................         3,593
            Best Products Co., Inc. (297,480 common shares) (c)...........................................           372
            Best Products Co., Inc. (Warrants for 28,080 common shares) (c)...............................             0
            Braelan Corp. Class A (10,975 common shares) (b)(c)...........................................         1,967
            Classic Cable, Inc. (Warrants for 760 common shares) (c)......................................             0
            Core-Mark International, L.L.C. (Class B ownership interest) (b)..............................         4,368
            Flagstar Cos., Inc. (8,755 common shares) (c).................................................            23
            London Fog Industries, Inc. (10,833,012 common shares) (b)(c).................................             0
            London Fog Industries, Inc., ($17,687,936 par amount of preferred stock, 17.5% coupon,
            maturity 05/31/02) (b)(e).....................................................................        12,503
            Nextel Communications, Inc. (Warrants for 60,000 common shares) (b)(c)........................             8
                                                                                                              ----------
            TOTAL EQUITIES................................................................................        24,838
                                                                                                              ----------
            TOTAL LONG-TERM INVESTMENTS  90.0%
              (Cost $4,388,796)(a)........................................................................     4,382,483
                                                                                                              ----------
            SHORT-TERM INVESTMENTS AT AMORTIZED COST
            COMMERCIAL PAPER  2.2%
            Amoco Corp. ($20,000,000 par, maturing 08/05/96, yielding 5.33%)..............................        19,988
            AT&T Corp. ($20,000,000 par, maturing 08/01/96, yielding 5.33%)...............................        20,000
            Cargill Financial Services Corp. ($20,000,000 par, maturing 08/05/96, yielding 5.36%).........        19,988
            Illinois Central Railroad Co. ($13,050,000 par, maturing 08/16/96, yielding 5.53% to 5.54%)...        13,020
            International Paper Co. ($20,000,000 par, maturing 08/07/96, yielding 5.34%)..................        19,982
            Nabisco Inc. ($14,000,000 par, maturing 08/01/96 to 08/20/96, yielding 5.46% to 5.70%)........        13,977
                                                                                                              ----------
            TOTAL COMMERCIAL PAPER........................................................................       106,955
                                                                                                              ----------
            SHORT-TERM LOAN PARTICIPATIONS  7.4%
            Anadarko Petroleum Corp. ($20,000,000 par, maturing 08/06/96 to 08/07/96, yielding 5.43% to
            5.56%)........................................................................................        20,000
            Army & Air Force Exchange Services ($17,000,000 par, maturing 08/13/96, yielding 5.41%).......        17,000
            Ashland Oil Co. ($20,000,000 par, maturing 08/01/96 to 08/07/96, yielding 5.43% to 5.68%).....        20,000
            Baxter International, Inc. ($20,000,000 par, maturing 08/26/96, yielding 5.55%)...............        20,000
            Bell Atlantic Financial Services ($20,000,000 par, maturing 08/01/96, yielding 5.44%).........        20,000
            Bell Atlantic Network Funding ($8,900,000 par, maturing 08/05/96, yielding 5.33%).............         8,900
            Cabot Corp. ($10,000,000 par, maturing 08/01/96, yielding 5.43%)..............................        10,000
            Centex Corp. ($20,000,000 par, maturing 08/08/96, yielding 5.50%).............................        20,000
            Conagra Inc. ($20,000,000 par, maturing 08/30/96, yielding 5.50%).............................        20,000
            Echlin, Inc. ($7,000,000 par, maturing 08/02/96, yielding 5.32%)..............................         7,000
            Englehard Corp. ($20,000,000 par, maturing 08/02/96, yielding 5.40%)..........................        20,000
            Enron Corp. ($20,000,000 par, maturing 08/05/96, yielding 5.47%)..............................        20,000
            Gillette Co. ($10,650,000 par, maturing 08/01/96, yielding 5.63%).............................        10,650
            Hertz Corp. ($10,000,000 par, maturing 08/02/96, yielding 5.41%)..............................        10,000
            Nabisco Inc. ($6,000,000 par, maturing 08/01/96, yielding 5.80%)..............................         6,000
            Olin Corp. ($20,000,000 par, maturing 08/01/96, yielding 5.75%)...............................        20,000
            Pacific Telecom Inc. ($10,000,000 par, maturing 08/16/96, yielding 5.51%).....................        10,000
            Pacificorp ($12,000,000 par, maturing 08/12/96, yielding 5.59%)...............................        12,000
            Ralston Purina Co. ($20,000,000 par, maturing 08/09/96, yielding 5.55%).......................        20,000
            Tandy Corp. ($6,350,000 par, maturing 08/20/96, yielding 5.47%)...............................         6,350
            Temple Inland Inc. ($11,000,000 par, maturing 08/01/96, yielding 5.45%).......................        11,000

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

                                                                                                                Value
                                            Borrower                                                            (000)
------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
            Tyson Foods ($20,000,000 par, maturing 08/08/96, yielding 5.44% to 5.45%).....................    $   20,000
            USAA Capital Corp. ($10,000,000 par, maturing 08/01/96, yielding 5.40%).......................        10,000
            Western Resources Inc. ($20,000,000 par, maturing 08/06/96 to 08/19/96, yielding 5.50%).......        20,000
                                                                                                              ----------
            TOTAL SHORT-TERM LOAN PARTICIPATIONS..........................................................       358,900
                                                                                                              ----------
            TOTAL SHORT-TERM INVESTMENTS AT AMORTIZED COST  9.6%..........................................       465,855
                                                                                                              ----------
            OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%...................................................        17,446
                                                                                                              ----------
            NET ASSETS  100.0%............................................................................    $4,865,784
                                                                                                              ==========

(a) At July 31, 1996, cost for federal income tax purposes is $4,392,208,484; the aggregate gross unrealized appreciation is $24,440,164, and the aggregate gross unrealized depreciation is $34,165,402, resulting in net unrealized depreciation of $9,725,238.

(b) Restricted security.

(c) Non-income producing security, as this stock currently does not declare dividends.

(d) This Senior Loan Interest is non-income producing.

(e) Payment-in-kind security.

(f) In August, 1996, this Borrower filed for protection in federal bankruptcy court and as a result has become a non-income producing Senior Loan interest.

(g) This Borrower has filed for protection in federal bankruptcy court.

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1996
   All amounts, except for Net Asset Value information, reported in thousands
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $4,388,796) (Note 1)........................  $4,382,483
Short-Term Investments (Note 1)................................................     465,855
Receivables:
  Interest and Fees............................................................      34,523
  Fund Shares Sold.............................................................      16,612
  Investments Sold.............................................................          44
Other..........................................................................          53
                                                                                 ----------
    Total Assets...............................................................   4,899,570
                                                                                 ----------
LIABILITIES:
Deferred Facility Fees.........................................................      20,716
Payables:
  Income Distributions.........................................................       5,672
  Investment Advisory Fee (Note 2).............................................       3,862
  Administrative Fee (Note 2)..................................................       1,026
  Custodian Bank...............................................................         557
  Distributor and Affiliates (Note 2)..........................................         353
Accrued Expenses...............................................................       1,555
Deferred Compensation and Retirement Plans (Note 2)............................          45
                                                                                 ----------
    Total Liabilities..........................................................      33,786
                                                                                 ----------
NET ASSETS.....................................................................  $4,865,784
                                                                                 ==========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of shares authorized,
  486,490,317 shares issued and outstanding) (Note 3)..........................  $    4,865
Paid in Surplus (Note 3).......................................................   4,872,393
Accumulated Undistributed Net Investment Income................................       2,875
Net Unrealized Depreciation on Investments.....................................      (6,313)
Accumulated Net Realized Loss on Investments...................................      (8,036)
                                                                                 ----------
NET ASSETS.....................................................................  $4,865,784
                                                                                 ==========
NET ASSET VALUE PER COMMON SHARE
  ($4,865,784,178 divided by 486,490,317 shares outstanding)...................  $    10.00
                                                                                 ==========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended July 31, 1996
                       All amounts reported in thousands
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest......................................................................   $311,378
Fees..........................................................................     24,771
Other.........................................................................      1,992
                                                                                 --------
    Total Income..............................................................    338,141
                                                                                 --------
EXPENSES:
Investment Advisory Fee (Note 2)..............................................     36,408
Administrative Fee (Note 2)...................................................      9,615
Shareholder Services (Note 2).................................................      4,708
Legal (Note 2)................................................................      1,281
Trustee Fees and Expenses (Note 2)............................................         35
Other.........................................................................      4,125
                                                                                 --------
    Total Expenses............................................................     56,172
                                                                                 --------
NET INVESTMENT INCOME.........................................................   $281,969
                                                                                 ========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments..............................................   $    542
                                                                                 --------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.....................................................      8,637
  End of the Period...........................................................     (6,313)
                                                                                 --------
Net Unrealized Depreciation on Investments During the Period..................    (14,950)
                                                                                 --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS...............................   $(14,408)
                                                                                 ========
NET INCREASE IN NET ASSETS FROM OPERATIONS....................................   $267,561
                                                                                 ========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended July 31, 1996 and 1995
                       All amounts reported in thousands
--------------------------------------------------------------------------------

                                                                         Year Ended       Year Ended
                                                                        July 31, 1996    July 31, 1995
------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income................................................    $   281,969      $   137,069
Net Realized Gain/Loss on Investments................................            542           (5,468)
Net Unrealized Appreciation/Depreciation on Investments
  During the Period..................................................        (14,950)           2,107
                                                                         -----------      -----------
Change in Net Assets from Operations.................................        267,561          133,708
Distributions from Net Investment Income.............................       (283,580)        (133,994)
                                                                         -----------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..................        (16,019)            (286)
                                                                         -----------      -----------
FROM CAPITAL TRANSACTIONS (NOTES 3 AND 5):
Proceeds from Common Shares Sold.....................................      2,551,158        1,349,284
Value of Shares Issued Through Dividend Reinvestment.................        155,100           74,961
Cost of Shares Repurchased...........................................       (354,520)        (122,898)
                                                                         -----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...................      2,351,738        1,301,347
                                                                         -----------      -----------
TOTAL INCREASE IN NET ASSETS.........................................      2,335,719        1,301,061
NET ASSETS:
Beginning of the Period..............................................      2,530,065        1,229,004
                                                                         -----------      -----------
End of the Period (Including undistributed net investment income
  of $2,875 and $6,627, respectively)................................    $ 4,865,784      $ 2,530,065
                                                                         ===========      ===========

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

                        For the Year Ended July 31, 1996
                       All amounts reported in thousands
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS..........................................   $   267,561
                                                                                 -----------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Provided by Operating Activities:
  Increase in Investments at Value............................................    (2,382,924)
  Increase in Interest and Fees Receivables...................................       (18,282)
  Increase in Other Assets....................................................           (53)
  Increase in Receivable for Investments Sold.................................           (44)
  Decrease in Short-Term Investments at Amortized Cost........................        29,860
  Increase in Deferred Facility Fees..........................................         3,711
  Increase in Investment Advisory and Administrative Fees Payable.............         2,411
  Increase in Accrued Expenses................................................           469
  Increase in Distributor and Affiliates Payable..............................           251
  Increase in Deferred Compensation and Retirement Plans Expenses.............            26
                                                                                 -----------
    Total Adjustments.........................................................    (2,364,575)
                                                                                 -----------
NET CASH USED FOR OPERATING ACTIVITIES........................................    (2,097,014)
                                                                                 -----------
CASH FLOWS FROM FINANCING ACTIVITIES (NOTES 3 AND 5):
Proceeds from Shares Sold.....................................................     2,566,669
Payments on Shares Repurchased................................................      (354,528)
Increase in Intra-day Credit Line.............................................           557
Cash Dividends Paid...........................................................      (126,019)
                                                                                 -----------
  Net Cash Provided by Financing Activities...................................     2,086,679
                                                                                 -----------
NET DECREASE IN CASH..........................................................       (10,335)
Cash at Beginning of the Period...............................................        10,335
                                                                                 -----------
CASH AT END OF THE PERIOD.....................................................   $       -0-
                                                                                 ===========

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.

       The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests, totaling $4,357,645,025 (89.5% of net assets) is determined in the absence of actual market values by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainly inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser. Short-term securities are valued at amortized cost.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are recognized as income ratably over the expected life of the loan. Market premiums and discounts are amortized over the stated life of each applicable security.

                                 July 31, 1996
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $4,507,275, which will expire on July 31, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

     Permanent book and tax basis differences relating to the recognition of expenses totaling $26,779 have been reclassified from paid in surplus to undistributed net investment income. Additionally, $2,168,429, representing permanent differences related to the recognition of income on certain investments between book and tax reporting purposes was reclassified from undistributed net investment income to accumulated net realized gain on investments.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                          AVERAGE NET ASSETS                      % PER ANNUM
------------------------------------------------------------------------------
First $4.0 billion.............................................     .950 of 1%
Next $3.5 billion..............................................     .900 of 1%
Next $2.5 billion..............................................     .875 of 1%
Over $10.0 billion.............................................     .850 of 1%

       In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

       Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

       For the year ended July 31, 1996, the Trust recognized expenses of approximately $38,800 representing the Administrator's or its affiliates' (collectively "VKAC") cost of providing legal services to the Trust.

                                 July 31, 1996
--------------------------------------------------------------------------------

       ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the year ended July 31, 1996, the Fund recognized expenses of approximately $3,848,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

       Certain officers and trustees of the Trust are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

       The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS

At July 31, 1996 and 1995, paid in surplus aggregated $4,872,393,497 and $2,523,028,402, respectively.

       Transactions in common shares were as follows:

                                                        YEAR ENDED       YEAR ENDED
                                                       JULY 31, 1996    JULY 31, 1995
-------------------------------------------------------------------------------------
Beginning Shares....................................     251,848,949      122,267,677
                                                        ------------     ------------
Shares Sold.........................................     254,577,948      134,357,255
Shares Issued Through Dividend Reinvestment.........      15,483,081        7,465,118
Shares Repurchased..................................     (35,419,661)     (12,241,101)
                                                        ------------     ------------
Net Increase in Shares Outstanding..................     234,641,368      129,581,272
                                                        ------------     ------------
Ending Shares.......................................     486,490,317      251,848,949
                                                        ============     ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, for the year ended July 31, 1996, were $4,564,819,045 and $2,168,339,118, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the year ended July 31, 1996, 35,419,661 shares were tendered and repurchased by the Trust.

                                 July 31, 1996
--------------------------------------------------------------------------------

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to VKAC. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                        YEAR OF REPURCHASE                WITHDRAWAL CHARGE
---------------------------------------------------------------------------
First..................................................         3.0%
Second.................................................         2.5%
Third..................................................         2.0%
Fourth.................................................         1.5%
Fifth..................................................         1.0%
Sixth and following....................................         0.0%

       For the year ended July 31, 1996, VKAC received early withdrawal charges of approximately $5,721,300 in connection with tendered shares of the Trust.

7. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $472,375,400 as of July 31, 1996. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

       The Trust has entered into revolving credit agreements with Morgan Guaranty Trust Company of New York, Bank of America and State Street Bank and Trust Company for an aggregate of $150,000,000. The proceeds of any borrowing by the Trust under the revolving credit agreements may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees under each facility of 1/10 of 1% are charged on the unused portion of the credit lines. Borrowings under these facilities will bear interest at either the banks' prime rate or the Federal Funds rate plus 1/4 to 1/2 of 1%. There have been no borrowings under these agreements to date.

                                 July 31, 1996
--------------------------------------------------------------------------------

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Trust and the Borrower.

       At July 31, 1996, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                       SELLING PARTICIPANT                 (000)        (000)
-------------------------------------------------------------------------------
Bankers Trust.........................................    $213,651     $214,095
Pearl Street L.P......................................      51,632       52,040
NationsBank...........................................      33,002       33,072
Canadian Imperial Bank of Commerce....................      29,883       29,923
Merrill Lynch Capital Corp............................      22,273       22,431
Mellon Bank...........................................      20,000       20,020
Chase Securities Inc..................................      18,007       18,000
Natwest USA...........................................       9,697        9,697
G. E. Capital Corp....................................       7,467        7,499
ABN AMRO..............................................       5,000        5,041
Citibank..............................................       4,182        4,182
FNB Canada............................................       3,281        1,968
                                                          --------     --------
Total.................................................    $418,075     $417,968
                                                          ========     ========

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS:

         Included in Part A:

           Financial Highlights

         Included in Part B:

           Independent Accountants' Report; Portfolio of Investments as of July
                 31, 1996; Statement of Assets and Liabilities as of July 31, 1996; Statement of Operations for the year ended July 31, 1996; Statement of Changes in Net Assets for the fiscal years ended July 31, 1996 and 1995; Statement of Cash Flows for the year ended July 31, 1996; Notes to Financial Statements

     (B) EXHIBITS

          (a)(i)    Amended and Restated Declaration of Trust dated September 19, 1989+
         (a)(ii)    Certificate of Amendment dated October 11, 1995+
             (b)    By-laws+
             (d)    Specimen Certificate of Common Shares of Beneficial Interest of
                    Registrant+
             (g)    Investment Advisory Agreement+
          (h(1))    Offering Agreement+
          (h(2))    Form of Dealer Agreement+
          (h(3))    Form of Broker Agreement+
          (h(4))    Form of Bank Agreement+
          (j(1))    Custodian Agreement(1)
          (j(2))    Transfer Agency and Service Agreement(2)
          (k(1))    Administration Agreement+
          (k(2))    Amended and Restated Legal Services Agreement+
             (l)    Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom+
             (n)    Consent of KPMG Peat Marwick LLP+
             (p)    Letter of Investment Intent+
            (24)    Power of Attorney+
            (27)    Financial Data Schedule+

---------------

(1) Incorporated by reference to the Fund's Registration Statement on Form N-2, File Nos. 33-81076, 811-5845, filed on July 1, 1994.

(2) Incorporated by reference to the Fund's Registration Statement on Form N-2, File No. 33-63349, 811-5845 Filed on October 11, 1995.

+   Filed herewith

ITEM 25: MARKETING ARRANGEMENTS

     See Exhibit h to this Registration Statement.

ITEM 26: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

          Securities and Exchange Commission fees........................   $682,500
          National Association of Securities Dealers, Inc. fees..........   $ 30,500
          Printing and engraving expenses*...............................   $ 70,000
          Legal fees*....................................................   $ 40,000
          Accounting expenses*...........................................   $  3,000
          Miscellaneous expenses*........................................   $  4,000
                                                                            --------
                         Total...........................................   $830,000
                                                                            ========
          ---------------
          * Estimates.

ITEM 27: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable

ITEM 28: NUMBER OF HOLDERS OF SECURITIES

     At October 7, 1996

                            TITLE OF CLASS                      NUMBER OF RECORD HOLDERS
          ---------------------------------------------------   ------------------------
          Common Shares of Beneficial Interest, par value
            $.01 per share...................................            195,726

ITEM 29: INDEMNIFICATION

     Please see Article 5.3 of the Registrant's Amended and Restated Declaration of Trust (Exhibit (a)(i)) for indemnification of officers and trustees. Registrant's trustees and officers are also covered by an Errors and Omissions Policy. Section 5 of the proposed Investment Advisory Agreement between the Fund and the Adviser provides that in the absence of willful misfeasance, bad faith or gross negligence in connection with the obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, the Adviser shall not be liable to the Fund or to any Common Shareholder of the Fund for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security. The Distribution Agreement provides that the Registrant shall indemnify the Distributor (as defined therein) and certain persons related thereto for any loss or liability arising from any alleged misstatement of a material fact (or alleged omission to state a material fact) contained in, among other things, the Registration Statement or Prospectus except to the extent the misstated fact or omission was made in reliance upon information provided by or on behalf of the Distributor. (See Section 7 of the Distribution Agreement.)

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the Adviser and any underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person or the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the Distributor in connection with the Common Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 31: LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc., P.O. Box 418256, Kansas City, MO 02105-1713 or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) all such accounts, books and other documents required to be maintained by the principal underwriter will be maintained by Van Kampen American Capital Distributors, Inc., at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 32: MANAGEMENT SERVICES

     Not applicable

ITEM 33: UNDERTAKINGS

     1. Registrant undertakes to suspend offering of its Common Shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. Not applicable

     3. Not applicable

     4. (a) To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     5. If applicable:

          (a) For purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THERETO DULY AUTHORIZED IN THE CITY OF OAKBROOK TERRACE, AND THE STATE OF ILLINOIS, ON THE 15TH DAY OF OCTOBER, 1996.

                                          VAN KAMPEN AMERICAN CAPITAL
                                          PRIME RATE INCOME TRUST

                                          By:        /s/ RONALD A. NYBERG
                                                      Ronald A. Nyberg
                                                Vice President and Secretary

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON OCTOBER 15, 1996 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED:

                 SIGNATURES                                         TITLE
---------------------------------------------   ----------------------------------------------
          /s/  DENNIS J. McDONNELL*             Chairman, President
---------------------------------------------
   (Chief Executive Officer) and Trustee
             Dennis J. McDonnell

          /s/  EDWARD C. WOOD, III*             Vice President and Treasurer
---------------------------------------------   (Chief Financial Officer and Accounting
             Edward C. Wood, III                Officer)

           /s/  THEODORE A. MYERS*              Trustee
---------------------------------------------
              Theodore A. Myers

             /s/  ROD DAMMEYER*                 Trustee
---------------------------------------------
                Rod Dammeyer

             /s/  DAVID C. ARCH*                Trustee
---------------------------------------------
                David C. Arch

         /s/  HUGO F. SONNENSCHEIN*             Trustee
---------------------------------------------
            Hugo F. Sonnenschein

             /s/  HOWARD J KERR*                Trustee
---------------------------------------------
                Howard J Kerr

            /s/  WAYNE W. WHALEN*               Trustee
---------------------------------------------
               Wayne W. Whalen

                                                                October 15, 1996

* Signed by Ronald A. Nyberg pursuant to a Power of Attorney.

        /s/ RONALD A. NYBERG
------------------------------------
          Ronald A. Nyberg
          Attorney-in-Fact

                           EXHIBIT INDEX TO FORM N-2
              SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION
                              ON OCTOBER 18, 1996

EXHIBIT
 NUMBER                                     EXHIBIT
--------     ---------------------------------------------------------------------
  (a)(i)     Amended and Restated Declaration of Trust dated September 19, 1989...
 (a)(ii)     Certificate of Amendment dated October 11, 1995......................
     (b)     By-laws..............................................................
     (d)     Specimen Certificate of Common Shares of Beneficial Interest of
             Registrant...........................................................
     (g)     Investment Advisory Agreement........................................
  (h(1))     Offering Agreement...................................................
  (h(2))     Form of Dealer Agreement.............................................
  (h(3))     Form of Broker Agreement.............................................
  (h(4))     Form of Bank Agreement...............................................
  (k(1))     Administration Agreement.............................................
  (k(2))     Amended and Restated Legal Services Agreement........................
     (l)     Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom..........
     (n)     Consent of KPMG Peat Marwick LLP.....................................
     (p)     Letter of Investment Intent..........................................
    (24)     Power of Attorney....................................................
    (27)     Financial Data Schedule..............................................